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                                                                  EXHIBIT 10.25


                                 LOAN AGREEMENT


This Loan Agreement (the "Agreement") is made and entered into this 8th day of September, 1997, by and between AirTran Airways, Inc., a corporation organized under the laws of the State of Delaware and Airways Corporation, a corporation organized under the laws of the State of Delaware (jointly and severally, the "Borrower" and each a "Co-Borrower") and ValuJet, Inc., a corporation organized under the laws of the State of Nevada (the "Lender").

WHEREAS, Borrower desires to borrow from Lender, subject to the terms and conditions herein set forth, an aggregate principal amount of Five Million Seven Hundred Thousand and no/100 Dollars ($5,700,000); and

WHEREAS, Lender is willing to loan to Borrower, subject to the terms and conditions herein set forth (including, without limitation, subject to granting to Lender a first priority security interest in the Mortgaged Property) an aggregate principal amount of Five Million Seven Hundred Thousand and no/100 Dollars ($5,700,000).

NOW THEREFORE, in consideration of the premises and agreements herein contained, Borrower and Lender hereby agree as follows:


SECTION 1. DEFINITIONS

1.1 Defined Terms. As used herein, the following terms shall have the following meanings, all other capitalized terms used herein but not defined shall be as defined in the Leasehold Mortgage:

         "Agreement" means this Loan Agreement, as the same may be modified, amended or supplemented from time to time.

         "Closing Date" means the date of the Note.

         "Environmental Agreement" means the Environmental Indemnification Agreement of even date with the Note and Leasehold Mortgage in the form of Exhibit C attached hereto.

         "Loan" has the meaning set forth in Section 2.1 of this Agreement.

         "Loan Documents" means this Agreement, the Note, the


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         Leasehold Mortgage, the Environmental Agreement, each, as may be amended or supplemented from time to time and including all exhibits and attachments thereto, and any other agreement, document, instrument, or certificate required to be delivered under this Agreement or such documents.

         "Leasehold Mortgage" has the meaning set forth in Section 3 hereof and any other security agreement covering the Mortgaged Property entered into by Lender and Borrower in accordance with the Loan Documents and applicable law.

         "Loan Rate" has the meaning set forth in Section 2.2 of this Agreement.

         "Maturity Date" means December 3, 1997, unless extended an additional ninety (90) days pursuant to this Agreement.

         "Mortgaged Property" shall have the meaning set forth in the Leasehold Mortgage.

         "month" means a period commencing on one day in a calendar month and ending on the day in the next succeeding calendar month the date of which numerically corresponds to the date of such first day, provided that if there is no numerically corresponding date in the next calendar month, such period shall end on the last day of the next succeeding calendar month.

         "Note" has the meaning set forth in Section 2.2 of this Agreement.

         "SunTrust" means SunTrust Bank, Central Florida, National Association.


SECTION 2. AMOUNT AND TERMS OF LOAN

2.1 The Loan. Subject to and upon the terms and conditions set forth in this Agreement, Lender agrees to lend to Borrower on the Closing Date, an aggregate principal amount of Five Million Seven Hundred Thousand and no/100 Dollars ($5,700,000) (such amount actually loaned to Borrower being referred to as the "Loan").

2.2 Terms of Note. The Loan shall be evidenced by a promissory note (the "Note") duly executed and delivered by Borrower on the Closing Date substantially in the form of Exhibit A hereto. The Note shall, (i) have a principal amount of $5,700,000; (ii) bear interest from and including the Closing Date through the Maturity Date on the unpaid principal amount under the Note at an interest rate per annum of 12% (the



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         "Loan Rate") and (iii) mature on the Maturity Date.

         The entire principal amount of the Note shall be due and payable on the Maturity Date;

         Accrued interest on the Note shall be due and payable monthly commencing on the calendar date corresponding to the Closing Date in the first calendar month succeeding the calendar month of the Closing Date (the "Payment Commencement Date") and shall be due thereafter on the same numerical day of each month thereafter as Closing Date. Interest shall be computed on the basis of a thirty (30) day month. The first payment of accrued interest to be made on the Payment Commencement Date shall be the accrued interest from and after the Closing Date through and including the Payment Commencement Date.

         Lender shall record on its books and records or on a schedule to the Note, the amount of all payments of principal and interest on the Note. The record of such information, whether shown on Lender's books and records or on the schedule to the Note, shall be prima facie evidence as to all such amounts; provided, however, the failure of Lender to record any of the foregoing shall not limit or otherwise affect the obligation of Borrower to repay the Loan, together with accrued interest thereon.

2.3 Prepayment. Borrower shall have the right at any time, without advance notice to Lender, to prepay all or any portion of the principal balance of the Note without penalty; provided that any prepayment shall be accompanied by the payment of interest accrued on the amount being prepaid on the date of such prepayment.

2.4 Payment. All payments of principal, interest or any premiums or penalties due thereunder shall be made by payment in immediately available funds, no later than 12:00 o'clock noon Atlanta, Georgia time, to Lender at its address set forth in Section 8.8 hereof, irrespective of, and without deduction for, any set off or counterclaims. Whenever any payment of principal, interest, premium or penalty to be made hereunder shall fall due on a Saturday, Sunday or public holiday under the laws of the State of Georgia, such payment shall be made on the next succeeding Business Day, but interest shall continue to accrue on such payment until made. Whenever any payment of principal, interest, premium or penalty is not paid when due such amount due shall bear interest at the Default Interest Rate (as defined in the Note) until paid, notwithstanding whether or not such failure to pay when due constitutes an Event of Default under this Agreement or whether there is granted hereunder a grace period for payment.



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2.5      Extension of Maturity Date.  In the event that the merger of
         Airways Corporation and ValuJet, Inc. has not been consummated on or before November 30, 1997, the Maturity Date shall be deemed extended to March 3, 1998.


SECTION 3. SECURITY

3.1 Grant of Security Interest in the Mortgaged Property. On the Closing Date, Borrower shall execute and deliver to Lender a Leasehold Mortgage and Security Agreement substantially in the form of Exhibit B hereto (the "Leasehold Mortgage") pursuant to which Borrower shall assign, grant and set over unto Lender, a perfected first priority security interest in the Mortgaged Property, all as further described and defined in the Leasehold Mortgage. Lender's security interest in the Mortgaged Property shall be registered, recorded and perfected under and in accordance with the laws of the United States and the State of Florida. Promptly upon filing of the Leasehold Mortgage and the release of the lien of SunTrust with respect to the Mortgaged Property, Lender shall receive an opinion of counsel to Borrower that the security interest of Lender is perfected under all applicable law, having first priority over all other interests or claims of any other party with respect to the Mortgaged Property. Borrower shall bear all reasonable costs and expenses of Lender in securing counsel opinions and Lender's rights and security interest in and to the Mortgaged Property, including, without limitation, the payment of Lender's counsel fees associated therewith.

3.2 Further Assurances. Borrower will, and will procure that, at its own expense, at all times make, execute, acknowledge and deliver, and file and record in the proper filing and recording offices, all such further and additional instruments and documents, including, but not limited to, UCC-1 financing statements, and additional security agreements or mortgages as may be necessary under the applicable law, as may be necessary, or as Lender or its counsel may reasonably request from time to time, in order to preserve and perfect Lender' rights and interests hereunder and under the Leasehold Mortgage.


SECTION 4. BORROWER REPRESENTATIONS AND WARRANTIES

To induce Lender to enter into this Agreement and to make the Loan as provided for herein, Borrower makes the following representations and warranties, which shall survive the execution and delivery of this Agreement, and all Loan Documents and which shall continue in full force and effect until payment in full by Borrower of all amounts due hereunder.



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4.1      Corporate Organization and Standing. Borrower is, and will continue to be, a duly organized and validly existing corporation in good standing under the laws of the State of Delaware.

4.2 Corporate Power and Authority. Borrower has all requisite corporate power and authority to execute, deliver, and carry out the terms and provisions of this Agreement, and all other Loan Documents and has duly and properly taken all necessary corporate and other action (including, without limitation, any consent of directors or stockholders required by law or by its charter or by-laws) to permit and authorize the execution, delivery and performance of this Agreement and all of the Loan Documents. This Agreement and all of the Loan Documents have been, or will be, duly authorized, executed and delivered by Borrower and each constitutes, or will constitute, a legal,valid and binding obligation of Borrower, enforceable against it in accordance with their respective terms.

4.3 Compliance with Other Instruments. The Borrower is not in violation of, or default under, any term of its charter or by-laws or any agreement or instrument to which it is a party or by which it is bound or to which any of its properties or assets are subject or of any judgment, decree, order, statute, rule or governmental regulation applicable to it. The execution, delivery and performance by Borrower of this Agreement and all of the Loan Documents, and any document required to be delivered hereunder or thereunder, the consummation of the transactions contemplated herein or therein and the compliance with the terms and provisions hereof or thereof will not contravene any provision of law, statute, rule or regulation to which Borrower is subject or any judgment, decree, franchise, order, governmental regulation or permit applicable to Borrower and will not violate, conflict with or result in any breach of any of the terms, covenants, conditions or provisions of, or constitute of default under any agreement to which Borrower is a party, or result (except as contemplated by this Agreement and the Leasehold Mortgage) in the creation or imposition of any lien, mortgage, pledge or encumbrance upon any of the property or assets of Borrower pursuant to the terms of Borrower's charter, management agreement, by-laws or any indenture, mortgage, deed of trust, agreement or other instrument to which Borrower is a party or by which it or its properties is bound or may be subject, and will not violate or be in conflict with any provision of the charter or by-laws of Borrower.



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4.4      No Liens. On the Closing Date, the Mortgaged Property shall be free and clear of all liens, charges and encumbrances except for the interests of Lender under the Leasehold Mortgage.

4.5 Survival of Representations and Warranties. All representations and warranties made herein and the Leasehold Mortgage shall be true and correct as of the date of the Closing Date and shall survive the execution and delivery of this Agreement and all of the Loan Documents.


SECTION 5. COVENANTS OF BORROWER

Borrower covenants and agrees that from the date hereof and until payment in full of the principal of and interest on the Note and of all other amounts due hereunder, unless Lender shall otherwise consent in writing, such consent not to be unreasonably withheld, Borrower shall:

5.1 Business and Existence. Perform all things necessary to preserve and keep in full force and effect the corporate existence and rights of Borrower; comply with all laws applicable to it; and conduct and operate its business substantially as conducted and operated as of the date hereof.

5.2 Maintenance of Property. Maintain, preserve and protect its trade names and assets and properties and the Mortgaged Property and keep the same in good repair, working order and condition and from time to time make, or cause to be made, all needed and proper repairs, renewals, replacements and improvements thereto so that its business carried on in connection therewith may be properly conducted at all times.

5.3 Insurance on Properties. At all times keep and maintain in force: (i) insurance upon its assets and properties which are of an insurable nature, real and personal, tangible and intangible, including, but not limited to, the Mortgaged Property (for and in an amount equal to no less than Seven Million One Hundred Thousand and no/100 Dollars ($7,100,000), and against loss or damage from such hazards and risks as are reasonable and proper in accordance with the Leasehold Mortgage and sound business practice and as is customarily carried by persons owning similar properties and conducting similar business (including, without limitation, Borrower shall comply with the insurance requirements of the Leasehold Mortgage); (ii) liability insurance in such amount and for such coverage as are reasonable and proper in accordance with sound business practices and as is customarily carried by persons conducting similar business, of similar size and



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         similarly situated and in the amounts and with the coverages required by the Leasehold Mortgage; and (iii) such other insurance as may be required by law or reasonably requested in writing by Lender. All such insurance shall be with responsible and reputable insurance companies, shall name Lender as an additional insured on all liability policies and shall be cancelable or materially changed only after thirty (30) days' prior written notice thereof to Lender.

5.4 Payment of Obligations and Expenses. Pay and discharge all of its indebtedness, obligations and expenses promptly in accordance with normal terms and practices of its business, before the same shall become in default, as well as all lawful claims for labor, materials and supplies which otherwise, if unpaid, might become a lien or charge upon its properties, assets or any part thereof provided, however, Borrower shall be entitled to contest such indebtedness, obligations and expenses so long as there is no material risk of the lien or charge upon its properties, or the Mortgaged Property.

5.5 Notice of Event of Default. At the time of Borrower's first knowledge of an Event of Default (as hereinafter defined) or any condition which could mature into an Event of Default, furnish Lender with written notice of the occurrence of any such event or the existence of any such condition which constitutes or upon written notice or lapse of time would constitute an Event of Default.

5.6 Additional Information. Furnish such other information regarding the operations, business affairs and financial condition of Borrower or its property or assets as Lender may reasonably request from time to time, including, but not limited to, true and complete copies of its books of account and tax returns, current financial statements, maintenance status of the Mortgaged Property and usage reports, and all information furnished to shareholders, or any governmental authority.

5.7 Right of Inspection. Permit (and cause to permit) any person designated by Lender, at Lender's expense, to visit and inspect any of the properties, corporate books and financial reports of Borrower and to discuss its respective affairs, finances and accounts with its principal officers (as applicable), all at such reasonable times and as often as Lender may reasonably request.

5.8 Assistance in Perfection of Security Interest. Join with Lender in taking all steps necessary to perfect Lender's security interest in the Mortgaged Property, including, but not limited to, the filing or recording of any security



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         agreement, assignment, financing statements, notice or other writing.
         Costs incurred in performing under this paragraph shall be paid by Borrower.

5.9 Liens. Not contract, create, incur, assume or permit to exist any Liens except for the interests of Lender under this Agreement and the Loan Documents.

5.10 Compliance with Laws. Comply with such laws, rules, and regulations and maintain such permits and licenses under applicable law with respect to the business of Borrower and with respect to the operation, ownership and maintenance of the Mortgaged Property at all times during the term hereof.

5.11 Indemnification. The Borrower agrees to indemnify, reimburse, and hold harmless Lender from and against all claims, damages, losses, liabilities, demands, suits, judgments, causes of action, civil and criminal legal proceedings, penalties, fines, and other sanctions, and any attorney fees and other reasonable costs and expenses, arising or imposed with or without the Lender's fault or negligence or under the doctrine of strict liability (collectively, "Claims"), relating to or arising in any manner out of:

         (a) This Agreement or any of the Loan Documents, or the breach of any representation, warranty, or covenant made by the Borrower thereunder;

         (b) Manufacture, purchase, lease, delivery, nondelivery, acceptance, rejection, ownership, possession, use, or disposition of the Mortgaged Property;

         (c) The condition of the Mortgaged Property or any discoverable or nondiscoverable defect in it arising from its design, or construction; any article used in the Mortgaged Property; or any maintenance, service or repair, whether or not the Mortgaged Property is in the Borrower's possession ; or

         (d) Any transaction, approval, or document contemplated by this Agreement and any of the Loan Documents.

         The Borrower waives and releases Lender from any existing or future Claims in any way connected with injury to or death of the Borrower's personnel, loss or damage of the Borrower's property, or loss of use of any property, which may:

         (e) Result from or arise in any manner out of this Agreement and any of the Loan Agreements, condition, or use of the Mortgaged Property; or



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         (f) Be caused by any defect in the Mortgaged Property; its design, or construction; any article used in the Mortgaged Property; or any maintenance, service, or repair, whether or not the Mortgaged Property is in the Borrower's possession.

         The indemnities described in this Section will continue in full force and effect notwithstanding the expiration or other termination of this Agreement or the Leasehold Mortgage and are expressly made for the benefit of and will be enforceable by the Lender.

5.12 Merger, Consolidation. Except for the merger between Airways Corporation and ValuJet, Inc. pursuant to agreement dated July 10, 1997, not merge with or into or consolidate with or into, or convey, transfer, lease or otherwise dispose of (whether in one transaction or in a series of transactions) all or substantially all of its assets (whether now owned or hereafter acquired) to any entity, without the prior written consent of Lender, which Lender may provide or withhold in its sole discretion.


SECTION 6.        DEFAULT

6.1 Events of Default. The occurrence of any one or more of the following events shall constitute an "Event of Default" under this Agreement:

         (a) Payment of Principal Balance. Nonpayment of the full principal balance of the Note (plus accrued interest and unpaid premiums or penalties) in accordance with the Note and this Agreement on or prior to the Maturity Date;

         (b) Payment of Installments of Interest. Nonpayment when due of any installment payment of interest on the Note (and any premium or penalty based thereon) when due;

         (c) Representations and Warranties. Any representation or warranty made by Borrower under this Agreement or any of the Loan Documents or any report, certificate or statement made to Lender pursuant hereto or in connection herewith shall prove to be false, misleading, incomplete or untrue in any material respect as of the date on which such representation or warranty is made;

         (d) Covenants. Any breach by Borrower of any other covenant, term, agreement or condition contained herein, (other than payment) in the Note or in the


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                  Leasehold Mortgage or in any other Loan Document and the same shall continue unremedied for a period of fifteen (15) days after written notice from Lender; or

         (e) Bankruptcy or Insolvency. Borrower (i) files a petition in bankruptcy or for the approval of a plan of reorganization or arrangement under the Bankruptcy Reform Act of 1978, or an involuntary petition in bankruptcy or plan of reorganization is filed against Borrower, or an admission seeking the relief therein provided and such proceeding shall not be dismissed within thirty (30) days after the date of filing; (ii) is unable, or admits in writing its inability, to pay its debts as they become due; (iii) makes an assignment for the benefit of creditors; (iv) files a petition or applies to any tribunal for the appointment of a custodian, receiver or any trustee for all or a substantial part of its assets; (v) by any act or omission indicates its consent, approval of, or acquiescence in the appointment of a receiver, custodian or trustee for all or a substantial part of its property; (vi) is adjudicated a bankrupt or insolvent; (vii) becomes insolvent however otherwise evidenced; or (viii) ceases doing business as a going concern; or

         (f) Default of Other Indebtedness. Any indebtedness of Borrower for borrowed money (other than the indebtedness owed to Lender hereunder) shall become due and payable prior to the stated maturity thereof resulting from a default thereunder, or if such indebtedness shall not be paid at the maturity thereof or any guaranty or similar obligation of Borrower is not discharged at maturity or when due and called or if Borrower shall otherwise be in material breach or default under any agreement pursuant to which such indebtedness was incurred, and Borrower fails to cure such default within (i) thirty (30) days after written notice thereof, or (ii) any cure period provided for under the agreement pursuant to which the default occurred, whichever is less, and the aggregate amount of all such indebtedness at the time exceeds five hundred thousand Dollars ($500,000); or

         (g) Failure of Effectivity. If this Agreement or any other Loan Document shall at any time after its respective execution and delivery and for any reason cease to be in full force and effect or any certificate, instrument or documents issued and executed pursuant hereto or thereto shall for any reason cease to be effective to constitute a valid and perfected first priority Lien



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                  and security interest in and to the Mortgaged Property; or

         (h) Failure to Maintain Insurance. If there shall occur any lapse of, or failure to maintain, insurance coverage on the Mortgaged Property required to be maintained under the Leasehold Mortgage;

         (i) Sale, Transfer or Lease of the Mortgaged Property. If the Mortgaged Property or any part thereof shall be sold, transferred, assigned, leased or otherwise disposed of by Borrower without the Lender's prior written consent; or

         (j) Cross Default. There shall occur an event of default under any other agreement between Borrower and Lender.

6.2      Effect of Event of Default. If any Event of Default described in
         Section 6.1 hereof (other than as described in Section 6.1 (e) hereto) shall occur, Lender may at its option, by written notice to Borrower, declare the entire unpaid principal balance of the Note, as applicable, all interest accrued and unpaid thereon and all other amounts payable under this Agreement and all of the Loan Documents, immediately due and payable, without presentment, demand, protest or further notice of any kind, all of which are expressly waived by Borrower. Upon the occurrence of an Event of Default described in Section 6.1(e) hereof, the entire unpaid principal balance of the Note, all interest accrued and unpaid thereon and all other amounts payable under this Agreement and the Loan Documents shall automatically become immediately due and payable with all additional interest accrued thereon and without presentment, demand, protest or other notice of any kind. Lender may also exercise any or all of the rights and remedies with respect to the Mortgaged Property as provided to Lender pursuant to the Leasehold Mortgage and the Note, as applicable and those rights and remedies permitted by law, whether at law or in equity. In addition, if any Event of Default shall have occurred, the Loan Rate on the unpaid principal amount of the Note shall be increased to the lesser of, (i) fifteen percent (15%) per annum or (ii) the highest lawful rate of interest per annum permitted under the laws of the State of Florida after the occurrence of the Event of Default until the Event of Default is cured or the unpaid principal amount is paid, whether or not the Lender accelerates payment.


SECTION 7. CONDITIONS PRECEDENT

7.1      Making Loan. The obligation of the Lender to make the Loan to



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         Borrower hereunder is subject to the following conditions precedent:

         (a) The Note. There shall have been delivered to Lender, the Note, duly executed by Borrower, in form and substance satisfactory to Lender and otherwise in accordance with Section 2 hereof.

         (b) Security. Borrower shall have delivered to the Lender a duly executed original copies of the Leasehold Mortgage and such other documents, including, but not limited to, financing statements, that Lender shall deem necessary to secure payment in full of all amounts due hereunder or under the Note.

         (c) Environmental Agreement. Borrower shall have executed and delivered the Environmental Agreement.

         (d) Certified Resolutions and Charter. Borrower shall have delivered to Lender certified copies of (i) the resolutions of the Board of Directors of Borrower authorizing the execution, delivery and performance of this Agreement and all of the Loan Documents and certified copies of all documents evidencing other corporate action of Borrower, if any, with respect to this Agreement and the Loan Documents, including a certificate of the corporate secretary of Borrower attesting to the incumbency of the officers executing all agreements hereunder, and (ii) the current charter and by-laws of Borrower.

         (e) Insurance. Borrower shall have delivered to Lender a Certificate of Insurance evidencing compliance with this Agreement and the Leasehold Mortgage in form and substance satisfactory to Lender.

         (f) No Default. As of the Closing Date, there shall exist no Event of Default under this Agreement or any Loan Document.

         (g) Release of SunTrust Lien and Title Insurance. Borrower shall have delivered to Lender reasonably satisfactory evidence that on the Closing Date, all interests of SunTrust in the Mortgagees Property shall have been released the Mortgaged Property is free of all liens, charges and encumbrances, except the lien of the Leasehold Mortgage and Borrower shall have delivered to Lender a policy of title insurance in form and substance satisfactory to Lender, in its sole discretion.


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         (h)      Representations and Warranties. As of the Closing Date, all
                  representation and warranties of Borrower hereunder shall be true and correct with the same force and effect as though made on the Closing Date.

         (i) Documents Acceptable. All documents, instruments and certificates relating to the making of the Loan and all proceedings in connection with the transactions contemplated by this Agreement or any Loan Document shall be satisfactory in form and substance to Lender.

In the event that Lender, in its sole and absolute discretion, waives satisfaction of any condition set forth in this Section, such waiver shall constitute a waiver only as to the time for satisfaction of such condition, and Borrower shall be obligated to comply with such condition as soon as practicable after the Closing Date, and in any event, within thirty (30) days thereafter.











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SECTION 8. MISCELLANEOUS

8.1 Fees and Expenses. Borrower shall, on the Closing Date (or at any time thereafter, at the election of Lender) reimburse Lender for all reasonable out-of-pocket expenses incurred in connection with this Agreement and the transactions contemplated hereby and thereby, including, without limitation, all recordation fees and legal fees and disbursements of Lender's counsel, and in connection with all professional services rendered and disbursements incurred by said counsel with respect to all transactions relevant to the subject matter hereof. Borrower shall pay to Lender, on demand, any expenses or other costs (including, without limitation, attorney's fees, disbursements, expert witness fees, and all travel, hotel telephone, postage, accounting, appraisal, inspection and consulting expenses) incurred by Lender in connection with (i) the enforcement and collection against Borrower or any other party (other than Lender) to any of the Loan Documents of any provision thereof or indebtedness contemplated hereby,
         (ii) any actual or threatened litigation, investigation or proceeding relating to the Loan Documents, whether or not suit is instituted, relating to any of the Loan Documents or the indebtedness contemplated thereby; (iii) any proceeding or enforcement in any state of federal bankruptcy or reorganization proceeding, and (iv) any actual or proposed amendment of the Loan Documents or any of them or modification of the indebtedness contemplated thereby.

8.1 Amendments. The provisions of this Agreement and any of the Loan Documents may from time to time be amended, modified or waived with the consent of Borrower and Lender, if such amendment or modification is in writing and signed by all parties thereto.

8.2 Waivers. Lender shall not be deemed to have waived any of their rights or remedies hereunder or under the Note, or the Leasehold Mortgage unless such waiver is in writing and signed jointly by Lender and then only to the extent specifically recited. No failure to exercise and no delay or omission in exercising any right, remedy or recourse on the part of Lender shall operate or be deemed as a waiver of such right, remedy or recourse or any other right, remedy or recourse, nor shall any single or partial exercise or any right, remedy or recourse hereunder or thereunder preclude any other or further exercise thereof. A waiver or release on any one occasion shall not be construed as continuing, as a bar to, or as a waiver or release of any subsequent right, remedy or recourse on any subsequent occasion. All rights and remedies of Lender, whether pursuant to this Agreement or any of the Loan Documents, or any other instrument, shall be cumulative and concurrent and may be exercised singularly, successively or concurrently, at the sole discretion of Lender and may be exercised as often as occasion therefor may exist. The rights of Lender hereunder, under the Leasehold Mortgage and under the Note, shall be in addition to all other rights and remedies provided at law or in equity.

8.3 Transferability of Mortgaged Property and Agreement. Borrower may not transfer or assign any or all of its rights and/or obligations hereunder or under the Leasehold Mortgage, or the Note without the prior written consent of Lender. Borrower may not transfer all or part of any of its interest in, to or under the Mortgaged Property without the prior written consent of Lender.

8.4 Governing Law. This Agreement and all of the Loan Documents are be governed by the internal laws of the State of Florida.

8.5 Enforceability of Agreement. Should any one or more of the provisions of this Agreement or any of the Loan Documents be determined to be illegal or unenforceable, all other provisions, nevertheless, shall remain effective and binding on the parties hereto. It is the intention of Borrower and Lender to contract in strict compliance with applicable usury laws; and accordingly, in no event and upon no contingency shall Lender ever be entitled to receive, collect or apply as interest any interest, fees or other payment equivalent to interest, in excess of the maximum rate which Lender may lawfully charge; and, in the event that Lender ever receives, collects or applies as interest any such excess, such amount which would be excessive interest shall be applied to the reduction of the principal amount of the indebtedness owed Lender, and if all principal and interest thereon is paid in full, any remaining excess shall forthwith be paid to Borrower, or such other party lawfully entitled thereto. In determining whether or not the interest paid or payable, under the specific contingency, exceeds the highest lawful rate, Borrower and Lender shall, to the maximum extent permitted under applicable law, characterize any non- principal payment as a reasonable loan charge rather than as interest. Any provision hereof, or of any other agreement between Borrower and Lender, that operates to bind, obligate or compel Borrower to pay interest in excess of such maximum lawful rate, permitted to be charged form time to time, shall be construed to require the payment of the maximum rate only. The provisions of this Section 8.5 shall be given precedence over any other provision contained herein or in any other agreement between Lender and Borrower hereof that is in conflict with the provisions of this Section.

8.6 Titles. Titles of the Sections of this Agreement are merely for convenience in reading and shall not be construed to alter, modify or interpret the meaning of the provisions under said titles.

8.7 Definitions. All accounting terms used in this Agreement, if any, shall have the meanings ascribed to them by generally accepted accounting principles.

8.8 Notice. Notices shall be sent certified, postage prepaid return receipt requested, by prepaid telex or telecopier, reputable overnight courier, freight prepaid, or delivered by hand and shall be addressed to the party to receive the same as follows or to such other addressee as may be hereafter designated in writing by the respective parties hereto:

         To Lender:                 ValuJet, Inc.
                                            1800 Phoenix Blvd. Suite 126
                                            Atlanta, GA 30349
                                            Attn: Stephen C. Nevin, CFO
                                            Telephone:  770 907 5431
                                            Telecopier:  770 907 2586

         To Borrower:               AirTran Airways, Inc.
                                            6280 Hazeltine National Drive
                                            Suite 100
                                            Orlando, Florida  32822
                                            Attn:  Senior Vice President-Finance
                                            Telephone: 407 859 1579 Ext. 298
                                            Telecopier: 407 888 9693

8.10 Entire Agreement. This Agreement (including all Exhibits hereto), the Loan Documents and all other documents delivered pursuant hereto shall constitute the full and entire understanding and agreement of the parties hereto and there are no further or other agreements or undertakings, written or oral, in effect between the parties relating to the subject matter hereof unless expressly referred to herein. All prior negotiations and agreements concerning the subject matter hereof between the parties hereto are superseded by this Agreement and the Loan Documents.

8.11 Execution in Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same instrument.

IN WITNESS WHEREOF, Borrower and Lender have each caused this Loan Agreement to be duly executed as of the date and year first above written.

                                         AIRWAYS CORPORATION
                                         Co-Borrower


                                         By: /s/ M. B. Rinder
                                             -------------------------------
                                         Title: VICE PRESIDENT, FINANCE
                                               -----------------------------
                                               AND CHIEF FINANCIAL OFFICER
                                               -----------------------------

                                         AIRTRAN AIRWAYS, INC.
                                         Co-Borrower


                                         By:  /s/ M. B. Rinder
                                             -------------------------------
                                         Title: VICE PRESIDENT, FINANCE
                                               -----------------------------
                                               AND CHIEF FINANCIAL OFFICER
                                               -----------------------------

                                         VALUJET, INC.

                                         Lender


                                         By:  /s/ Stephen C. Nevin
                                             -------------------------------
                                         Title: VICE PRESIDENT, FINANCE
                                               -----------------------------
                                               AND CHIEF FINANCIAL OFFICER

                                    EXHIBIT A


                                 PROMISSORY NOTE


DATE OF NOTE:              September 8, 1997

PRINCIPAL AMOUNT:          $5,700,000

MATURITY DATE:             December 3, 1997, unless accelerated earlier
                           pursuant to paragraph 2 hereof or extended as set forth in the Loan Agreement.

INTEREST RATE:             Twelve percent (12%) per annum

MAKER:                     Jointly and severally, AirTran Airways, Inc.
                           and Airways Corporation

MAKER'S ADDRESS:           6280 Hazeltine National Drive
                           Orlando, Florida 32822

PAYEE:                     ValuJet, Inc.

PAYEE'S ADDRESS:           1800 Phoenix Blvd., Suite 126
                           Atlanta, Georgia  30349

         FOR VALUE RECEIVED, the undersigned corporations (collectively, the "Maker") do hereby jointly and severally covenant and promise to pay to the order of the Payee or to its successors and assigns, at the Payee's Address or at such other place as the Payee may designate to the Maker in writing from time to time, in legal tender of the United States, the Principal Amount with interest from the date hereof computed at the Interest Rate on the unpaid balance of the Principal Amount at the times and in the amounts set forth herein.

This Promissory Note is made and delivered pursuant to the terms of the Loan Agreement between Maker and Payee dated as of 9/8, 1997 (the "Loan Agreement").

         1. REQUIRED PAYMENTS. During the term hereof, payments will be made as follows:

                           (a) INTEREST PAYMENTS. During the term of this Note,
                  the Maker shall pay interest monthly in arrears at the Interest Rate, on the day of each month corresponding to the date of this Note (the "Due Date") commencing on October 8, 1997 until the Maturity Date, at which time the entire remaining unpaid principal balance and all accrued but unpaid interest shall be due and payable in full.

                           (b) PAYMENTS OF PRINCIPAL, MATURITY DATE. The Maker
                  shall pay, the Principal Amount (plus accrued interest) on or before and no later than the Maturity Date, at which time the entire remaining unpaid principal balance and all accrued but unpaid interest shall be due and payable in full.

                           (c) MATURITY DATE. On the Maturity Date, the entire
                  remaining unpaid principal balance together with accrued but unpaid interest shall be due and payable in full.

         2. DEFAULT. The occurrence of any one or more of the following conditions shall each and all constitute a condition of default under this Note:

                           (a) If any payment as set forth herein is not made
                  on this Note when due (i.e. the Due Date).

                           (b) If any condition of default whatsoever occurs
                  under the Leasehold Mortgage (as hereinafter defined) or any other agreement whatsoever relating to any collateral that may have been given for the payment of this Note and such default remains uncured after any applicable cure periods.

                           (c) A default occurs under the terms and conditions
                  of any other agreement (including, without limitation, the Loan Agreement or the Leasehold Mortgage) relating to the obligation evidenced by this Note and such default remains uncured after any applicable cure periods.

         If any one or more of the foregoing conditions should occur, then the entire principal balance and accrued and unpaid interest thereon shall become due and payable at once or thereafter, at the option of the Payee, without notice to or demand upon the Maker, or the Payee may exercise any and all other rights available to it under applicable law or any other loan document, each of which remedy shall be cumulative. Failure to exercise these options shall not constitute a waiver of the right to exercise the same in the event of any subsequent default.

         3.       LATE PAYMENT FEE, ETC. If any payment is not made within two
(2) days after the Due Date, then, in that event, there shall also be paid to the Payee, a late charge equal to five percent (5%) of the payment that is due on the Due Date and not paid. The purpose of such late charge shall be to reimburse the Payee for its costs and expenses in connection with servicing a delinquent account. A payment which is not received on the due date shall be deemed late. Further, if any payment shall not be paid when due, then the entire principal balance and accrued and unpaid interest thereon shall become due and payable at once or thereafter, at the option of the holder of this Note, without notice to or demand upon the Maker. Failure to exercise these options shall not constitute a waiver of the right to exercise the same in the event of any subsequent default.

         4. COSTS OF COLLECTION.The Maker agrees that they shall, jointly and severally, pay all costs, expenses and reasonable attorneys' fees, incurred by the Payee in connection with any aspect of this Note, including any default as well as any proceedings which may involve this Note or any other loan document relating hereto including, but not limited to, arbitration, litigation bankruptcy proceedings, etc. The undersigned specifically agree that the event of any bankruptcy of the Maker, the Payee shall be entitled to recover all its expenses and reasonable attorneys, fees incurred by the Payee in regard to any bankruptcy proceeding.

         5. INTEREST/DEFAULT INTEREST, ETC. Interest under this Note is computed on the basis of a 360 day year period, based on the actual number of days elapsed. This Note and all sums due hereunder shall bear interest at the lesser of (a) fifteen percent (15%) per annum or (b) the highest lawful rate of interest per annum permitted under the laws of the State of Florida from the date of a default hereunder. Notwithstanding any term, condition, obligation or provision herein to the contrary, it is the expressed intent of the Payee that no interest, consideration or charge in excess of that permitted in the State of Florida may be accrued, charged or taken or become payable hereunder. In the event it is hereafter determined that the Payee of this Note has taken, charged or reserved interest in excess of that permitted under Florida law, whether due to prepayment, acceleration or otherwise, such excess shall be refunded to the Maker or credited against the sums due the Payee hereunder.

         6. COLLATERAL. This Note is secured, inter alia, by a Leasehold Mortgage and Security Agreement (the "Leasehold Mortgage") dated of even date herewith from the Maker to the Payee, encumbering the Maker's leasehold interest in certain real property situated in the State of Florida, and to which reference is hereby made for a description of said real property, the nature and extent of the security, the rights of the Payee in respect thereof and the terms and conditions upon which this Note is issued. The Maker agrees that it shall be bound by any agreement extending the time or modifying the above terms of payment made by the Payee and the owner of the real property interest affected by the Leasehold Mortgage, whether with or without notice to the Maker, and the Maker shall continue to be liable to pay the amount due hereunder, but with interest at a rate no greater than the Interest Rate according to the terms of any such agreement of extension or modification. The unpaid balance of the Principal Amount, plus accrued interest, shall become due and payable at the option of the Payee under the happening of an event by which said balance shall or may become due and payable under the terms of the Leasehold Mortgage or any other loan document relating to the Note, the Leasehold Mortgage and the expiration of any applicable cure periods.

         7. AMENDMENTS TO NOTE. This Note may not be changed orally, but only by an agreement in writing, signed by the party against whom enforcement of any waiver, change, modification or discharge is sought.

         8. WAIVER OF PRESENTMENT, ETC. All parties to this Note, whether Maker, endorser, surety, or guarantor, hereby waive presentment for payment, demand, protest, notice of protest and notice of dishonor, and expressly agree jointly and severally to remain and continue bound for the payment of the principal and interest provided for by the terms of this Note, notwithstanding any extension or extensions of the time of, or for the payment of said principal or interest, or any change or the changes in the amount or amounts agreed to be paid under or by virtue of the obligation to pay provided for in this Note, or any changes or changes by way of release or surrender or substitution of any real property and collateral or either, held as security for this Note, and waive all and every kind of notice of such extension or extensions, change or changes, and agree that the same may be made without the joinder of the Maker.

         9. NOTICE. Written notices provided herein shall be sent by registered or certified mail, postage pre-paid, return receipt requested, by pre-paid telex or telecopier, reputable overnight courier, freight pre-paid, or delivered by hand.

         10. LAW GOVERNING. The provisions of this Note shall be construed and interpreted in accordance with, and all rights and obligations of the parties hereunder governed by, the laws of the state of Florida.

         11. RESOLUTION OF DISPUTES/VENUE/ETC. The exclusive venue for any proceeding shall be in the county where the Maker is located and, further, in regard to any judicial proceeding, each party expressly waives any right to a jury trial.

         12. PREPAYMENT. This Note may be prepaid in whole or in part at any time without penalty.



ATTEST:                                     AIRTRAN AIRWAYS, INC.

By: /s/ Lawrence H. Brinker                 By: /s/ M. B. Rinder
   -------------------------------             --------------------------------
Lawrence Brinker                            Mark Rinder
Company Secretary                           Vice President Finance and
                                            Chief Financial Officer


ATTEST:                                     AIRWAYS CORPORATION

By: /s/ Lawrence H. Brinker                 By: /s/ M. B. Rinder
   -------------------------------             --------------------------------
Lawrence Brinker                            Mark Rinder
Company Secretary                           Vice President Finance and
                                            Chief Financial Officer

Documentary stamp taxes in the amount of $19,950.00 have been affixed to the Leasehold Mortgage and Security Agreement securing this Note.

                                    EXHIBIT B


                    LEASEHOLD MORTGAGE AND SECURITY AGREEMENT


         THIS LEASEHOLD MORTGAGE AND SECURITY AGREEMENT (the "Mortgage" or the "Leasehold Mortgage") executed and delivered as of the 8th day of September, 1997, by:

         AIRTRAN AIRWAYS, INC., a Delaware corporation, whose address is 6280 Hazeltine National Drive, Orlando, Florida 32822 (hereinafter referred to as the "Mortgagor"),

                                       to

         VALUJET, INC., a corporation organized under the laws of Nevada whose address is 1800 Phoenix Blvd, Suite 126, Atlanta, Georgia 30349 (hereinafter referred to as the "Mortgagee");


                                   WITNESSETH:


         That in consideration of the premises and in order to secure (collectively, the "Obligations"):

         A.  The payment of:

                           (i) The principal, interest and any other sums whatsoever payable at any time on that certain Promissory Note dated of even date herewith from the Mortgagor and Airways Corporation, a Delaware corporation (hereinafter individually, the "Borrower" and collectively, the "Borrowers") to the Mortgagee in the face amount of $5,700,000.00, as said note may be amended, changed, modified, renewed or substituted for from time to time (the "Note"),

                           (ii) All of the other obligations due the Mortgagee under this Leasehold Mortgage,

                           (iii) All other obligations due the Mortgagee under the Loan Agreement, the Note, this Leasehold Mortgage, the Environmental Agreement, each as may be amended or supplemented from time to time and including all exhibits and attachments thereto any other document or agreement executed in connection with such documents, the Note and

THIS LEASEHOLD MORTGAGE AND SECURITY AGREEMENT IS EXEMPT FROM THE INCURRENCE OF INTANGIBLE TAX BECAUSE IT IS A LEASEHOLD MORTGAGE AND NOT A FEE MORTGAGE. the loan evidenced thereby and secured hereby (the "Loan Documents"); and

         B.       The performance and observance of:

                  (i)      All the provisions of this Leasehold Mortgage,

                  (ii)     All the provisions of the Note,

                  (iii)    All the provisions of each other Loan Document, and

the Mortgagor hereby grants, sells, warrants, conveys, assigns, transfers, mortgages and sets over and confirms unto the Mortgagee, all of the Mortgagor's estate, right, title and interest in and to:

         A. The Mortgagor's leasehold estate (the "Leasehold Interest") in the real property (the "Real Property") situate in Orange County, Florida, and more particularly described on Exhibit A attached hereto pursuant to and by virtue of that certain Orlando Tradeport Maintenance Hangar Lease Agreement dated December 11, 1989 by and between the Greater Orlando Aviation Authority ("GOAA") and Page Avjet Corporation ("PAC") as amended by Amendment No. 1 dated June 22, 1990 by and between GOAA and PAC and as assigned to Mortgagor by instrument dated February 29, 1996 by and among Mortgagor, PAC and Page Avjet Holding Corporation, and as amended by Agreement and Second Amendment dated January 25, 1996 by and between GOAA and Mortgagor (collectively, the "Lease"). The Lease is referenced in Memorandum of Lease Recorded in OR Book 4194 pg. 2005; Memorandum of Assignment recorded in OR Book 5028 pg. 1146, and Memorandum of Amendment recorded in OR Book 5028 pg. 1152.

         B.       Together with the following (collectively, the "Additional
Property")

                  (i) The Mortgagor's Leasehold Interest in all buildings, structures and improvements now or hereafter located on said Real Property and all fixtures, equipment (excluding aircraft), machinery, electrical and plumbing fixtures and lines, air conditioning and heating equipment, now or hereafter located and situate therein and leased to the Mortgagor by virtue of the Lease, and any replacements thereof; and

                  (ii) All furnishings, furniture, goods, machinery, apparatus, equipment, fittings, dies, motors, parts (including spare parts and repair parts) and tools, together with all fittings, accessories, accessions, additions, modifications, improvements, equipment and special tools now or hereafter affixed to any or any part of the foregoing or used in connection with any part of the foregoing and all replacements of any part thereof, and to the extent owned by Mortgagor, any tangible personal property (excluding aircraft) of every kind and nature whatsoever of the Mortgagor now or hereafter located or situate on the Real Property or in any buildings or improvements located upon the Real Property, or any part thereof, or used or usable or intended to be used in connection therewith, or with the operation of the Real Property, all additions, improvements and betterments thereto or thereof, all substitutions and replacements therefor and all products and Proceeds of any of the foregoing, and any and all tenements, hereditaments, easements, and appurtenances there unto belonging or in any way appertaining, and all claims and demands, in law or in equity, of the Mortgagor in and to any of the foregoing; and

                  (iii) All deposits made with, or other security given to, utility companies by the Mortgagor or any other person on behalf of the Mortgagor with respect to the Real Property, all of the Mortgagor's rights relating to the Real Property or the operation thereof, or used in connection therewith, including without limitation, all rights to any permits, licenses, authorizations and approvals granted to or otherwise held by the Mortgagor in regard to the Real Property, all rights of the Mortgagor to any contracts relating to the Real Property and all engineering, architectural and other plans, drawings and specifications in connection therewith, and all other intangible rights of the Mortgagor relating to the Real Property or used or usable in connection therewith, the foregoing Leasehold Interest and Additional Property hereinafter referred to collectively as the "Mortgaged Property". To the extent any of the Mortgaged Property is deemed to be personal property or fixture's under the Florida Uniform Commercial Code, the Mortgagor does hereby grant to the mortgagee a security interest in all of said personal property and fixtures.

         TO HAVE AND TO HOLD the Mortgaged Property, together with all and singular the tenements, hereditaments and appurtenances there unto belonging or in anywise appertaining, with the reversion and reversions thereof, and all the estate, right, title, interest, homestead, possession, claim and demand whatsoever, as well in law as in equity, of the Mortgagor and unto the same, and every part thereof, with the appurtenances of the Mortgagor in and to the same, and every part and parcel thereof unto the Mortgagee.

         The Mortgagor warrants that the Mortgagor has a good and marketable title to and indefeasible fee estate in the Mortgaged Property subject to no lien, mortgage, security interest or any other encumbrance of any nature whatsoever except for the permitted encumbrances (the "Permitted Encumbrances") defined below, and the Mortgagor covenants that this Mortgage is and will remain a valid and enforceable mortgage on the Mortgaged Property subject only to the Permitted Encumbrances. The Mortgagor has full power and lawful authority to mortgage the Mortgaged Property in the manner and form herein done or intended hereafter to be done. The Mortgagor will preserve such title and will forever warrant and defend the same to Mortgagee and will forever warrant and defend the validity and priority of the lien hereof against the claims of all persons whomsoever.

         The Mortgagor will, at the cost of the Mortgagor, and without expense to the Mortgagee, do, execute, acknowledge and deliver all and every one of such further acts, deeds, conveyances, mortgages, assignments, notices of assignment, transfers and assurances as the Mortgagee shall from time to time require in order to preserve the priority of the lien of this Mortgage or to facilitate the performance of the terms hereof.

         PROVIDED, HOWEVER, that if the Mortgagor shall pay or cause to be paid to Mortgagee the indebtedness in the principal sum of $5,700,000.00 as evidenced by the Note, from which the Mortgagor has directly benefitted, executed by the Mortgagor and payable to the order of the Mortgagee, with interest and upon the terms as provided therein, together with all other sums advanced by the Mortgagee to or on behalf of the Mortgagor pursuant to the Note, any other Loan Documents or this Mortgage, or otherwise due and owing by the Mortgagor to the Mortgagee at any time, and all of the other obligations as set forth above and secured hereby, and shall perform all other covenants and conditions of the Note, all of the terms of which Note are incorporated herein by reference as though set forth fully herein, and of any renewal, extension or modification thereof, and of this Mortgage, the other Loan Documents and such other obligations, then this Mortgage and the estate hereby created shall cease and terminate.

         The Mortgagor further covenants and agrees with the Mortgagee as follows:

                  1. PAYMENT OF NOTE. The Mortgagor shall pay all sums, including interest secured hereby, when due as provided for in the Note and any renewal, extension or modification thereof and in this Mortgage, all such sums to be payable in lawful money of the United States of America at the Mortgagee's aforesaid principal office or at such other place as the Mortgagee may designate from time to time in writing. As set forth above, the term "Note" means and includes any and all amendments, changes, modifications, renewals, replacements and substitutions of or to said Note.

                  2. PAYMENT OF TAXES AND FEES ON OR RELATED TO MORTGAGED PROPERTY. The Mortgagor shall pay when due, and before any delinquency or default shall occur, and without requiring any notice from the Mortgagee, all taxes, assessments, dues, charges (including utility charge), fees, levies, fines, impositions, liabilities, obligations and encumbrances of any type or nature and other charges levied or assessed against the Mortgaged Property or any part thereof or this Mortgage or the indebtedness, or other sums secured hereby, or upon or against the interest of Mortgagee in the Mortgaged Property and, in each case shall produce receipts therefor upon demand.

         3. PAYMENT OF ENCUMBRANCES. The Mortgagor shall immediately pay and discharge (or transfer in full to a bond) any lien (except for Permitted Encumbrances) against the Mortgaged Property which may be or become superior to this Mortgage including, without limitation, any mechanic's lien arising from or relating back to the "Commencement Notice" set forth in the title commitment referenced in Section 32(b) hereof, and shall not permit any default or delinquency on any other lien, against the Mortgaged Property (including Permitted Encumbrances). In regard to any Permitted Encumbrances, the Mortgagor shall at all times keep current and not default under any Permitted Encumbrance.

         4. MONTHLY DEPOSITS FOR TAXES AND INSURANCE. If required by the Mortgagee, the Mortgagor shall make monthly deposits with the Mortgagee, in a non-interest bearing account, together with and in addition to payments of interest and Principal due under the Note, of a sum equal to one-twelfth of the yearly taxes and assessments which may be levied against the Mortgaged Property and for which the Mortgagor is or may be liable, if any, and (if so required) one-twelfth of the yearly premiums for insurance thereon. The amount of such taxes, assessments and premiums, when unknown, shall be estimated by Mortgagee. Such deposits shall be used by the Mortgagee to pay such taxes, assessments and premiums when due. Any insufficiency of such account to pay such charges when due shall be paid by the Mortgagor to the Mortgagee on demand. If, by reason of any default by the Mortgagor under any provision of this Mortgage, the Mortgagee declares all sums secured hereby to be due and payable, the Mortgagee may then apply any funds in said account against the entire indebtedness secured hereby. The enforceability of the covenants relating to taxes, assessments and insurance premiums herein otherwise provided shall not be affected except insofar as those obligations have been met by compliance with this paragraph. The Mortgagee may from time to time at its option waive, and after any such waiver reinstate, any or all provisions hereof requiring such deposits, by notice to the Mortgagor in writing. While any such waiver is in effect, the Mortgagor shall pay taxes, assessments and insurance premiums as herein elsewhere provided.

         5. PAYMENT OF TAXES AND ASSESSMENTS ON MORTGAGE. The Mortgagor shall promptly pay all taxes and assessments assessed or levied under and by virtue of any state, federal or municipal law or regulation hereafter passed against the Mortgagee upon this

Mortgage or the debt hereby secured, or upon its interest under this Mortgage, provided however, that in the event of the passage of any such law or regulation imposing a tax or assessment against the Mortgagee upon this Mortgage or the debt secured hereby, that the entire indebtedness secured by this Mortgage shall thereupon become immediately due and payable at the option of the Mortgagee.

         6. INSURANCE. The Mortgagor shall keep the Mortgaged Property insured against loss or damage by fire, and all perils insured against by an extended coverage endorsement, and such other risks and perils as the Mortgagee in its discretion may require, and shall comply, at all times, with all insurance requirements. The policy or policies of such insurance shall be in the form in general use from time to time in the locality in which the Mortgaged Property is situated, shall be in such amount as the Mortgagee may reasonably require, shall be issued by a company or companies licensed in the State of Florida and rated "A" or better according to the current Best's Key Rating Guide, shall contain a standard mortgagee clause with loss payable to the Mortgagee by New York Standard or Union Standard long form endorsements and shall specifically provide that the same shall not be canceled or modified adversely to the interest of the Mortgagee without thirty (30) days prior written notice to the Mortgagee by the insurer. Whenever required by the Mortgagee, such policies shall be delivered immediately to and held by the Mortgagee. Any and all amounts received by Mortgagee under any such policies may be applied by the Mortgagee on the indebtedness secured hereby in such manner as the Mortgagee may, in its sole discretion, elect or, at the option of the Mortgagee, the entire amount so received or any part thereof may be released. Neither the application nor the release of any such amounts shall cure or waive any default under this Mortgage. Upon exercise of the power of sale given in this Mortgage or other acquisition of the Mortgaged Property or any part thereof by the Mortgagee, such policies shall become the absolute property of the Mortgagee.

         7. ZONING. The Mortgagor hereby represents, covenants and warrants that all applicable zoning laws, ordinances and regulations affecting the Real Property and the buildings, structures and improvements located thereto permit the use and occupancy thereof as an aircraft maintenance hangar facility.

         8. CONSENT TO CHANGES IN MORTGAGED PROPERTY AND THE LEASE. The Mortgagor shall first obtain the written consent of the Mortgagee, which consent shall not be unreasonably withheld before: (a) removing or demolishing any building now or hereafter erected on the Mortgaged Property; (b) altering the arrangement, design or structural character thereof; (c) making any repairs which involve the removal of structural parts or the exposure of the interior of such building to the elements; (d) removing or exchanging any tangible personal property which is part of the Mortgaged Property; or (e) entering into any amendments, modifications, supplements, renewals or replacements of the Lease.

         9. MAINTENANCE OF MORTGAGED PROPERTY. The Mortgagor shall maintain the Mortgaged Property in good condition and repair, including, but not limited, to the making of such repairs as the Mortgagee may from time to time determine to be necessary for the preservation of the Mortgaged Property, and shall not commit or permit any waste thereof. The Mortgagee shall have the right to inspect the Mortgaged Property on reasonable notice to the Mortgagor.

         10. COMPLIANCE WITH LAWS, THE LEASE, ETC. The Mortgagor shall comply with all laws, statutes, ordinances, regulations, covenants, conditions and restrictions affecting the Mortgaged Property, including, without limitation, to the extent applicable, The Americans With Disabilities Act of 1990 (42 U.S.C. Section 12101 et seq) and the Florida Americans With Disabilities Accessibility Implementation Act, and all rules and regulations promulgated thereunder, as such laws, rules and regulations may from time to time be amended or modified, all Environmental Laws (as defined in the Environmental Indemnification Agreement (the "Environmental Agreement") by and between the Mortgagor and the Mortgagee of even date herewith) and all easements, restrictive covenants and conditions that may be applicable to the Mortgaged Property and shall not cause or permit any violation thereof. The Mortgagor shall comply with all of the terms and conditions of the Lease and timely perform its obligations thereunder, including payment of all lease payments required thereby and shall promptly provide Mortgagee with notice of any default or claim of default under the Lease on the part of either party thereto.

         11. FAILURE TO PAY ENCUMBRANCES/MAINTAIN PROPERTY. If the Mortgagor fails (i) to pay any claim, lien or encumbrance on the Mortgaged Property, regardless of whether it is superior or junior to this Mortgage, (provided, however, this clause shall not by itself authorize or permit any placement of a junior encumbrance on the Mortgaged Property), (ii) to pay when due, any tax or assessment or insurance premium, (iii) to keep and maintain the Mortgaged Property in repair, or shall commit or permit waste, then the Mortgagee, may at its option, may, but is not required to, pay said claim, lien, encumbrance, tax, assessment or premium, with right of subrogation thereunder, may make such repairs and take such steps as it deems advisable to prevent or cure such waste, and take such action therein as the Mortgagee deems advisable, and for any of such purposes the Mortgagee may advance such sums of money, including all costs, reasonable attorneys, fees and other items of expense as it deems necessary and all of such sums of money shall be secured by the lien of this Mortgage. The Mortgagee shall be the sole judge of the legality, validity and priority of any such claim, lien, encumbrance, tax, assessment and premium and of the amount necessary to be paid in satisfaction thereof. The Mortgagee shall not be held accountable for any delay in making any such payment, which delay may result in any additional interest, costs, charges, expenses or otherwise.

         12. PAYMENT OF ADVANCES. The Mortgagor will pay to the Mortgagee, immediately and without demand, all sums of money advanced by the Mortgagee to protect the security hereof pursuant to this Mortgage, including without limitation all costs reasonably incurred by the Mortgagee in evaluating or correcting dangerous, harmful or unlawful conditions found to exist on or about the Mortgaged Property, reasonable attorneys' fees and other items of expense, together with interest on each such advance at the rate of interest otherwise provided herein, and all such sums and interest thereon shall be secured hereby.

         13. AMOUNTS ABSOLUTELY DUE. The Mortgagor shall pay all sums of money secured hereby without any relief whatever from any valuation or appraisement laws.

         14. SPECIAL CONDITIONS. During the term of this Mortgage and the obligations secured hereby, the Mortgagor shall comply with the following additional special conditions:

                           (a) In the event of default or an Event of Default
                  hereunder or under any of the obligations secured hereby, the Mortgagee shall have the option, in its sole discretion, of requiring the Mortgagor and Airways Corporation to provide cash collateral in the amount of the outstanding balance from time to time of the Note. In the event the Mortgagee elects to require such additional cash collateral, such additional collateral shall be deposited with the Mortgagee within five
                  (5) days of the request therefor by the Mortgagee and Mortgagor and Airways Corporation shall execute any documents considered necessary by Mortgagee or its counsel in connection therewith.

         15. EVENTS OF DEFAULT. Each and all of the following shall each constitute an event of default (an "Event of Default") hereunder:

                           (a) A default occurs under the Note.

                           (b) A default occurs under paragraphs 6, 12 or 14 of
                  this Mortgage.

                           (c) A default occurs under any other term or
                  condition of this Mortgage and, if capable of being remedied, such default shall remain unremedied for 30 days after the earlier of (i) Borrowers obtaining knowledge thereof, and (ii) written notice thereof shall have been given to Borrowers by Mortgagee.

                           (d) A default occurs under the terms and conditions
                  of the Leasehold Mortgage or any other Loan Document.

                           (e) The occurrence of a default under the Lease which
                  is not cured within any applicable cure period.

                           (f) The Lease is terminated or not renewed for any
                  reason whatsoever.

                           (g) If the Federal Aviation Administration shall at
                  any time during the term of this Mortgage restrict the ability of the Mortgagor to fly its regularly scheduled routes on a regular basis or otherwise restrict the Mortgagor's ability to operate its business as presently conducted.

         16. REMEDIES UPON DEFAULT. Upon the happening and during the continuance of any Event of Default, the Mortgagor may exercise to any one or more of the following remedies, each of which shall be cumulative:

                           (a) All of the indebtedness secured hereby shall
                  become and be immediately due and payable at the option of the Mortgagee, without notice or demand which are hereby expressly waived, in which event the Mortgagee may (but shall be under no duty or obligation to) avail itself of all rights and remedies, at law or in equity, including without limitation, those available to a secured party upon default under the Florida Uniform Commercial Code;

                           (b) This Mortgage may be foreclosed with all rights
                  and remedies afforded by the laws of the State of Florida and the failure to make any landlords party defendant to any such foreclosure proceedings and to foreclose their rights will not be, nor be asserted by Mortgagor to be, a defense to any proceedings instituted by Mortgagee to collect the sums secured hereby;

                           (c) Any other remedies provided by law or under any
                  other loan document including the Note or any other Loan Documents.

In connection with the exercise of any such remedies, the Mortgagor shall pay all costs and expenses incurred by the Mortgagee in (i) enforcing this Mortgage,
(ii) preserving, securing or protecting the Mortgaged Property, (iii) evaluating any conditions on or about the Mortgage Property, including environmental assessments, surveys or studies, (iv) realizing upon the Mortgaged Property or any part thereof, and (v) collecting any of the indebtedness secured hereby, including without limitation reasonable attorneys' fees whether suit is brought or not and whether incurred in connection with collection, at trial, on rehearing, retrial or appeal, in bankruptcy or otherwise.

         17. DEFAULT INTEREST/LATE CHARGES/INTEREST ON ADVANCES. The Mortgagor further agrees to pay as follows:

                           (a) Upon the occurrence of any default, the
                  indebtedness secured hereby shall bear interest without notice or demand at the default rate of interest set forth in the Note, from and after the date of any such default of the Mortgagor.

                           (b) If the Note provides for installment payments,
                  the Mortgagee may at its option, collect a late charge as may be provided for in the Note, to reimburse the Mortgagee for expenses in collecting and servicing such installment payments.

                           (c) If the Mortgagee should extend any advances for
                  or in behalf of the Mortgagor, the Mortgaged Property, or otherwise as permitted under this Mortgage.

         18. RIGHT TO RECEIVER ON DEFAULT. Upon the happening and during the continuance of any Event of Default:

                           (a) The Mortgagee is authorized at any time, without
                  notice, in its sole discretion to enter upon and take possession of the Mortgaged Property or any part thereof, subject to the Lease, and to exclude Mortgagor and its agents and employees wholly therefrom and may have joint access with Mortgagor to the books, papers, records and accounts of Mortgagor and to perform any acts the Mortgagee deems necessary or proper to conserve the security; and

                           (b) Upon such entering upon or taking of possession,
                  Mortgagee may hold, store, use, operate, manage and control the Mortgaged Property and conduct the business thereof, and from time to time, make all necessary and proper maintenance, repairs, renewals, replacements, additions, betterments and improvements thereto and thereon and purchase or otherwise acquire additional fixtures, personalty and other property, insure or keep the Mortgaged Property insured, manage and operate the Mortgaged Property and exercise all rights and powers of Mortgagor in its name or otherwise with respect to the same and enter into agreements with others to exercise the powers herein granted Mortgagee, all as Mortgagee in its reasonable judgment from time to time may determine; and Mortgagee may collect and receive all the income, revenues, rents, issues and profits of the same, including those past due as well as those accruing thereafter; and

                           (c) The Mortgagee shall be entitled, as a matter of
                  strict right, without notice and ex parte, and without regard to the value or occupancy of the security, or the solvency of the Mortgagor, or the adequacy of the Mortgaged Property as security for the Note, to have a receiver appointed to enter upon and take possession of and operate the Mortgaged Property, collect the income, revenues, rents, issues and profits therefrom and apply the same as the court may direct, such receiver to have all the rights and powers permitted under the laws of Florida.

In either such case, the Mortgagee or the receiver may also take possession of, and for these purposes use, any and all personal property which is a part of the Mortgaged Property and used by the Mortgagor in or arising from the sale, rental or leasing thereof or any part thereof. The expense (including receiver's fees, counsel fees, costs and agent's compensation) incurred pursuant to the powers herein contained shall be secured hereby. The Mortgagee shall (after payment of all costs and expenses incurred) apply such income, revenues, rents, issues, proceeds and profits received by it on the indebtedness secured hereby in such order as the Mortgagee determines. The right to enter and take possession of the Mortgaged Property, to manage and operate the same, and to collect the income, revenues, rents, issues, proceeds and profits thereof, whether by a receiver or otherwise, shall be cumulative to any other right or remedy hereunder or afforded by law, and may be exercised concurrently therewith or independently thereof. The Mortgagee shall be liable to account only for such income, revenues, rents, issues, proceeds and profits actually received by the Mortgagee.

         19. CUMULATIVE RIGHTS ON DEFAULT. If the indebtedness secured hereby is now or hereafter further secured by mortgages, security interests, financing statements, pledges, contracts of guaranty, assignments of leases or other securities, or if the Mortgaged Property hereby encumbered consists of more than one parcel of real property, the Mortgagee may, at its option, exhaust any one or more of said securities and security hereunder, or such parcels of the security hereunder, either concurrently or independently, and in such order as it may determine. All such remedies may be exercised by the Mortgagee without any marshalling of assets, which marshalling of assets the Mortgagor does hereby expressly waive.

         20. FUTURE ADVANCES. This Mortgage shall secure not only existing indebtedness, but also such future advances, whether such advances are obligatory or to be made at the option of the Mortgagee or otherwise, as are made within twenty (20) years from the date hereof, to the same extent as if such future advances were made on the date of the execution of this Mortgage, but such secured indebtedness shall not exceed at any time the maximum principal amount of two times the amount of the Note, plus interest thereon, and any-disbursements made for the payment of taxes, levies or insurance on the Mortgaged Property with interest on such disbursements. Any such future advances, whether obligatory or to be made at the option of the Mortgagee or otherwise, may be made either prior to or after the due date of the Note or any other obligations secured by this Mortgage. This Mortgage is given for the specific purpose of securing any and all indebtedness by the Mortgagor to the Mortgagee (but in no event shall the secured indebtedness exceed at any time the maximum principal amount set forth in this paragraph) in whatever manner this indebtedness may be evidenced or represented until this Mortgage-is satisfied of record. All covenants and agreements contained in this Mortgage shall be applicable to all further advances made by the Mortgagee to the Mortgagor under this future advance clause. The Mortgagor agrees that it will not without the consent of the Mortgagee, execute and record any notice limiting the right of the Mortgagee to make or the Mortgagor to accept future advances hereunder.

         21. NO WAIVER. No delay by the Mortgagee in exercising any right or remedy hereunder, or otherwise afforded by law, shall operate as a waiver thereof or preclude the exercise thereof during the continuance of any Event of Default hereunder. No waiver by the Mortgagee of any Event of Default shall constitute a waiver of or consent to subsequent Events of Default. No failure of the Mortgagee to exercise any option herein given to accelerate maturity of the debt hereby secured; no forbearance by the Mortgagee before or after the exercise of such option and no withdrawal or abandonment of foreclosure proceedings by the Mortgagee shall be taken or construed as a waiver of its right to exercise such option or to accelerate the maturity of the debt hereby secured by reason of any past, present or future default on the part of the Mortgagor; and, in like manner, the procurement of insurance or the payment of taxes or other Liens or encumbrances by the Mortgagee shall not be taken or construed as a waiver of its right to accelerate the maturity of the debt hereby secured.

         22. RELEASE RIGHTS OF MORTGAGEE. Without affecting the liability of the Mortgagor or any other person (except any person expressly released in writing) for payment of any indebtedness secured hereby or for performance of any obligation contained herein, and without affecting the rights of the Mortgagee with respect to any security not expressly released in writing, the Mortgagee may, at any time and from time to time, either before or after the maturity of the Note, and without notice or consent:

                           (a) Release any person liable for payment of all or
                  any part of the indebtedness evidenced by the Note or for performance of any of the other obligations;

                           (b) Make any agreement extending the time or
                  otherwise altering the terms of payment of all or any part of the indebtedness evidenced by the Note, or modifying or waiving any of the other obligations, or subordinating, modifying or otherwise dealing with the lien or charge hereof;

                           (c) Exercise or refrain from exercising or waive
                  any right the Mortgagee may have;

                           (d) Accept additional security of any kind; and

                           (e) Release or otherwise deal with any property, real
                  or personal, securing the indebtedness, including all or any part of the Mortgaged Property.

         23. NO FURTHER LIENS OR ENCUMBRANCES. The Mortgagor shall not, without the Mortgagee's consent, grant to any other person whatsoever any lien, mortgage or any other encumbrance whatsoever on any of the Mortgaged Property. Any attempt by the Mortgagor to do so shall constitute a default hereunder. Further, any such mortgage or encumbrance shall be invalid and shall not constitute any lien on the Mortgaged Property. Included within the term "Mortgaged Property" is the express right of the Mortgagor to grant to any third party any further interest or right in the Mortgaged Property, whether by virtue of any junior encumbrance, easement, etc.

         24. PRIORITY OVER FUTURE LIENS OR ENCUMBRANCES. Any amendment or modification of this Mortgage hereafter made by the Mortgagor and the Mortgagee pursuant to this Mortgage shall be superior to the rights of the holder of any Lien on the Mortgaged Property arising subsequent to the date of this Mortgage (provided, however, that this clause shall not by itself authorize or permit any subsequent liens or encumbrances on the Mortgaged Property which are otherwise prohibited under the terms of this Mortgage).

         25. CONDEMNATION. In the event of condemnation proceedings of the Mortgaged Property or any part thereof, the award or compensation payable thereunder is hereby assigned to and shall be paid to the Mortgagee. The mortgagee shall be under no obligation to question the amount of any such award or compensation and may accept the same in the amount in which the same shall be paid. In any such condemnation proceedings, the Mortgagee may be represented by counsel selected by the Mortgagee. The proceeds of any award or compensation so received shall, at the option of the Mortgagee, either be applied to the prepayment of the Note and at the rate of interest provided therein, regardless of the rate of interest payable on the award by the condemning authority, or at the option of the Mortgagee, such award shall be paid over to the Mortgagor for restoration of the Mortgaged Property.

         26. DUE ON SALE. The loan evidenced by the Note and secured by this Mortgage is personal to the Mortgagor and the Mortgagee made the loan to the Mortgagor based upon the credit of the Mortgagor and the Mortgagee's judgment of the ability of the Mortgagor to repay all sums due under this Mortgage, and therefore this Mortgage may not be assumed by any subsequent holder of an interest in the Mortgaged Property. If all or any part of the Mortgaged Property or any interest therein, is sold, conveyed, transferred (including a transfer by agreement for deed or land contract), abandoned or further encumbered by the Mortgagor or if the Mortgagor shall cease operating an aircraft maintenance hangar facility on the Real Property, without the Mortgagee's prior written consent, excluding partial releases of portions of the Mortgaged Property as provided herein, then in that event the Mortgagee may declare all sums secured by this Mortgage immediately due and payable.

         27. SEVERABILITY. In the event any one or more of the provisions contained in this Mortgage or in the Note shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall, at the option of the Mortgagee, not affect any other provisions of this Mortgage, and this Mortgage shall then be construed as if such invalid, illegal or unenforceable provision had never been contained herein or therein. The total interest payable pursuant to the Note or this mortgage shall not in any one year exceed the highest lawful rate of interest allowed by the law of the State of Florida.

         28. SUCCESSORS AND ASSIGNS. The covenants and agreements herein contained shall bind, and the benefits and advantages shall inure to the respective heirs, executors, administrators, successors and assigns of the parties hereto; provided, however, that this paragraph shall not of itself authorize the Mortgagor to sell or transfer the Mortgaged Property.

         29. MISCELLANEOUS. Wherever used, the singular number shall include the plural, the plural the singular and the use of any gender shall be applicable to all genders. If more than one Mortgagor executes this Mortgage, the term "Mortgagor" includes each of the mortgagors, and all covenants, agreements and ,undertakings hereunder shall be joint and several. Time is of the essence of this Mortgage. The captions set forth to the paragraphs in this Mortgage are for convenience only and do not limit, expand or define the terms and conditions of this Mortgage.

         30. FINANCIAL STATEMENTS OF THE MORTGAGOR. During the term of this Mortgage, each Borrower shall furnish the Mortgagee (a) annually, (i) within ninety (90) days of the expiration of its fiscal year, an Audited financial statement of such Borrower, containing the unqualified opinion of a Certified Public Accountant acceptable to the Mortgagee, together with (A) a certification of the Chief Financial officer of the Borrowers that no default exists under the loan documents or any other obligations of such Borrower to the Mortgagee and
(B) a certificate confirming the Borrowers, compliance with all financial covenants and ratios, in form and substance acceptable to the Mortgagee and certified to the Mortgagee by an authorized financial officer of such Borrower,
(ii) promptly upon receipt thereof, a copy of any management letters submitted to either Borrower by its independent Certified Public Accountant, and (iii) within thirty (30) days after their filing, copies of such Borrower's Federal Income Tax Return; (b) on a quarterly basis, an internally prepared Form 10Q filed with the Securities and Exchange Commission within forty-five (45) days of the end of each calendar quarter, certified to the Mortgagee by an authorized financial officer of such Borrower; and (c) with reasonable promptness, such other financial information as the Mortgagee may request.

         31. GOOD STANDING OF THE MORTGAGOR. The Mortgagor represents and warrants that it is now and will be during the term of this Mortgage a duly formed and validly existing corporation in the state of its incorporation, and is fully qualified to do business in the State of Florida, with full power and authority to consummate the loan secured hereby.

         32. PERMITTED ENCUMBRANCES. The Mortgage granted hereby is not subject to any encumbrance, mortgage, security interest or any other lien of any nature whatsoever on the Mortgaged Property except for the following Permitted Encumbrances;

                           (a) Taxes and assessments occurring subsequent to
                  December 31, 1996 (provided, however, this shall not relieve the Mortgagor of its obligation to pay said taxes and assessments as set forth herein).

                           (b) Matters as set forth in that certain First
                  American Title Insurance Company title commitment issued on September 5, 1997 under Commitment No. FA-CC-95.03899.

         33. ADDITIONAL AMOUNTS SECURED BY MORTGAGE. This Mortgage secures, in addition to amounts due under the Note and as otherwise set forth in this Mortgage, any and all amounts which may be expended or incurred by the Mortgagee in connection with the Mortgaged Property including, but not limited to, the costs for any appraisals, title updates or searches, environmental audits or reviews including, but not limited to, any matters under the Environmental Agreement, all regardless of whether or not any default has occurred.

         34. WAIVER OF JURY TRIAL. THE MORTGAGOR HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY, AFTER CAREFUL CONSIDERATION AND AN OPPORTUNITY TO SEEK LEGAL ADVICE, WAIVES ITS RIGHT TO HAVE A TRIAL BY JURY IN RESPECT OF ANY LITIGATION ARISING OUT OF OR IN ANY WAY CONNECTED WITH ANY OF THE PROVISIONS OF THIS MORTGAGE, THE NOTE, THE LOAN DOCUMENTS, OR ANY OTHER DOCUMENTS EXECUTED IN CONJUNCTION WITH THE LOAN SECURED BY THIS MORTGAGE.

         35. COMPLETE AGREEMENT. This Mortgage constitutes the complete agreement between the parties hereto and it may not be amended, changed or modified except by a writing signed by the party to be charged by said amendment, change or modification.


             THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK

         IN WITNESS WHEREOF, the Mortgagor has duly executed this Mortgage as of the day and year first above written.

Signed and delivered
in the presence of:                 AIRTRAN AIRWAYS, INC.

/s/ Peter J. Fides, II              By: /s/ M. B. Rinder
---------------------------             -------------------------------
(Signature of Witness)                  Vice President Finance and Chief
                                        Financial Officer
Peter J. Fides, II
---------------------------
(Print Name of Witness)

/s/ Shirley Bruening
---------------------------
(Signature of Witness)

Shirley Bruening
---------------------------
(Print Name of Witness)


As to the "Mortgagor"


STATE OF FLORIDA

COUNTY OF ORANGE

         The foregoing instrument was acknowledged before me this 8th day of September, 1997 by Mark Rinder, as Vice President Finance and Chief Financial Officer of Airtran Airways, Inc., a Delaware corporation, on behalf of the corporation.

                                 /s/ Peter J. Fides, II
                                 --------------------------------------
                                 Signature of Notary Public - State of
                                 Florida
Peter J. Fides, II
My commission CC569828           --------------------------------------
Expires July 16, 2000            Print, type or stamp commissioned name
of                               Notary Personally known X OR
                                 Produced Identification ____
                                 Type of Identification Produced:

----------------
(NOTARIAL SEAL)

                             JOINDER BY CO-BORROWER

         The undersigned, being the Co-Borrower under the loan made pursuant to that certain Loan Agreement dated as of _______________, 1997 between and among AirTran Airways, Inc. and Airways Corporation as Co-Borrowers and ValuJet, Inc., as Lender (the "Loan Agreement") and co-Maker of the Note delivered under the Loan Agreement, does hereby absolutely and unconditionally agree to be bound by and to comply with the terms, conditions and obligations of the foregoing Leasehold Mortgage and Security Agreement. The obligation of the undersigned Co-Borrower shall, as set forth above, survive any repayment of the loan made under the Loan Agreement, and this obligation may not be canceled in any way whatsoever by the Co-Borrower.

         Dated this 8th day of September, 1997.

Signed and delivered
in the presence of:                         AIRTRAN AIRWAYS, INC.

/s/ Peter J. Fides, II                      By: /s/ M. B. Rinder
------------------------------                 -------------------------------
(Signature of Witness)                      Vice President Finance and Chief
                                            Financial Officer
Peter J. Fides, II
------------------------------
(Print Name of Witness)

/s/ Shirley Bruening
------------------------------
(Signature of Witness)

Shirley Bruening
------------------------------
(Print Name of Witness)

As to the "Mortgagor"

STATE OF FLORIDA

COUNTY OF ORANGE

         The foregoing instrument was acknowledged before me this 8th day of September, 1997, by Mark Rinder, as Vice President Finance and Chief Financial Officer of Airtran Airways, Inc., a Delaware corporation, on behalf of the corporation.

                                     /s/ Peter J. Fides, II
                                     --------------------------------------
                                     Signature of Notary Public - State of
                                     Florida
Peter J. Fides, II
My commission CC569828               --------------------------------------
Expires July 16, 2000                Print, type or stamp commissioned name of
                                     Notary Personally known X OR
                                     Produced Identification ____
                                     Type of Identification Produced:



----------------
(NOTARIAL SEAL)

                                   EXHIBIT "A"

                                LEGAL DESCRIPTION

         A part of Section 8, Township 24 South, Range 30 East, Orange County, Florida, being more particularly described as follows:

         Commence at the Southeast corner of said Section 8, Township 24 South, Range 30 East, (Bearings are based on the Florida Coordinate System, East Zone); thence North 89 (degree) 22'42" West along the South line of said Section 8 for
986.48 feet; thence North 00 (degree) 25'23" West for 1108.89 feet to a line being 150.00 feet Southeasterly of and parallel with the centerline of Taxiway No. 2; thence South, 54 (degree) 38'04" West along said line for 121.99 feet to the Point of Beginning; thence continue South 54 (degree) 38'04" West along said line for 774.06 feet; thence South 35 (degree) 21'56" East for 660.00 feet; thence North 54 (degree) 38'04" East for 312.91 feet; thence North 00 (degree) 25'23" West for 805.14 feet to the Point of Beginning.

         AND that certain parcel more particularly described as follows:

         Commence at the Southeast corner of Section 8, Township 24 South, Range 30 East, Orange County, Florida (bearings are based on the Florida Coordinate System, East Zone); thence North 89 (degree) 22'42" West along the South line of said Section 8 for 986.48 feet; thence North 00 (degree) 25'23" West for 1108.89 feet to line being 150.00 feet Southeasterly of and parallel with the centerline of Taxiway No. 2; thence South 54 (degree) 38'04" West for 121.99 feet; thence South 00 (degree) 25'23" East along said line for 686.73 feet to the Point of Beginning, thence continue North 55 (degree) 00'19" East along said line for
91.00 feet; thence North 34 (degree) 59'41" West for 19 feet; thence North 55 (degree) 00'19" East for 85 feet; thence South 34 (degree) 59'41" East for 25 feet; thence' North 55 (degree) 00'19" East for 55 feet; thence South 34 (degree) 59'41" East for 42 feet; thence South 55 (degree) 00'19" West for 55 feet; thence South 34 (degree) 59'41" East for 25 feet; thence South 55 (degree) 00'19" West for 45 feet; thence North 88 (degree) 07'29" West for 50 feet; thence North 34 (degree) 59'41" West for 23 feet; thence South 55 (degree) 00'19" West for 104.78 feet; thence North 00 (degree) 25'23" West for 24.29 feet to the Point of Beginning.

                                    EXHIBIT C

                     ENVIRONMENTAL INDEMNIFICATION AGREEMENT


This Environmental Indemnification Agreement (the "Agreement") made and entered into this 8th day of September, 1997 by and between

         AirTran Airways, Inc., a Delaware corporation, 6280 Hazeltine National Drive, Orlando, Florida 32822 (the "Mortgagor")

                                       and

         ValuJet, Inc., a Nevada corporation, 1800 Phoenix Blvd., Suite 126, Atlanta, Georgia 30349 (the "Mortgagee").

                              W I T N E S S E T H:

WHEREAS, The Mortgagor has applied to the Mortgagee for a loan (the "Loan") in the amount of $5,700,000.00, and which Loan is to be secured by a Leasehold Mortgage on the Mortgagor's leasehold interest in certain real property (the "Property") situate, lying and being in Orange County, Florida, the legal description of which Property is attached hereto as Exhibit "A"; and

WHEREAS, the Mortgagee has entered into with Mortgagor that certain Loan Agreement (the "Loan Agreement") dated September 8, 1997 pursuant to which the Mortgagee has agreed to extend the Loan (as defined in the Loan Agreement) to the Mortgagor provided certain conditions as set forth in the Loan Agreement are met; and

WHEREAS, it is a condition for the Mortgagee to make the Loan that Mortgagor agrees to:

         A. Represent and warrant to the Mortgagee that to the best of the Mortgagor's knowledge the Property has never contained, does not presently contain and will not in the future contain any Hazardous Substances (as hereinafter defined except as permitted by this Agreement and in accordance with all applicable Environmental Laws; and

         B. Subject to the provisions of this Agreement, indemnify and hold the Mortgagee harmless from and against all claims, damages, expenses (including reasonable attorneys' fees), liabilities and all other obligations which may arise as a result of the Property at any time containing, discharging or otherwise giving rise to any Hazardous Substances; and

         C. Obtain at the request or the Mortgagee in the event the Mortgagee has reason to believe that there are environmental concerns with respect to the Property and Environmental Report (as hereinafter defined) from an Environmental Professional (as hereinafter defined) provider reasonably acceptable to the Mortgagee setting forth in acceptable form a report as to the status of the Property and its environmental condition; and

         D. Clean-up any Hazardous Substances associated with the Property.

WHEREAS, the Mortgagee is unwilling to make the Loan unless the Mortgagor executes and delivers this Agreement to the Mortgagee.

NOW, THEREFORE, in consideration and mutual premises herein contained, the parties do hereby agree as follows:

1. DEFINITIONS. For the purposes of this Agreement, the following definitions shall apply:

TERM                                                DEFINITION
----                                                ----------

"ENVIRONMENTAL ACTION"              shall mean any action, proceeding or
                                    investigation, claim complaint, letter,
                                    document or any other writing whatsoever by
                                    any governmental agency or any other third
                                    person of any nature whatsoever in which
                                    there is raised a claim, inquiry or question
                                    regarding the Property, including, but not
                                    limited to, any alleged or actual violation
                                    of any Environmental Law with respect to the
                                    Property, any business conducted on the
                                    Property, whether or not there are any
                                    Hazardous Substances stored, treated,
                                    disposed or released on the Property, and
                                    whether the Property or actions conducted on
                                    the Property are in compliance with all
                                    Environmental Laws.

"ENVIRONMENTAL REPORT"              shall mean an audit, assessment or report
                                    prepared with respect to the Property and
                                    meeting the following conditions or
                                    requirements:


                                    A.       The Report shall be prepared by an
                                             Environmental Professional
                                             acceptable to the Mortgagee, which
                                             Professional shall be experienced
                                             in providing environmental audits,
                                             assessments or reports in the area
                                             where the Property is located.

                                    B.       The Report shall disclose any and
                                             all Hazardous Substances located
                                             on, impacting or in any other way
                                             affecting the Property as well as
                                             any other environmental matters on
                                             which the Mortgagee may request
                                             that a report be furnished.

                                    C.       The Report shall be directed to the
                                             Mortgagee and shall, to the extent
                                             obtainable, contain no limitations
                                             of liability on the part of the
                                             provider in the case of the
                                             Mortgagee.

"ENVIRONMENTAL LAWS"                shall mean all environmental laws, rules and
                                    regulations whether Federal, state or local including, without limitation, the Resource
                                    Conservation and Recovery Act, as amended
                                    (RCRA), 42 USC ss.6901 et -- seq., and the Comprehensive --- Environmental Response
                                    Compensation and Liability Act of 1980, as amended (CERCLA), 42 USC ss.6901 et -- seq., and all amendments and --- supplements thereto.

"ENVIRONMENTAL PROFESSIONAL"        shall mean a person possessing sufficient
                                    training and experience necessary to conduct a site reconnaissance, interviews, and other activities in determining whether the
                                    Property and its use complies with all
                                    Environmental Laws, the existence of any Hazardous Substances on the Property, and any required Remedial

                                    Work, and from the information generated by such activities, having the ability to develop conclusions regarding recognized environmental conditions in connection with the Property. An individual's status as an environmental professional may be limited to the type of assessment to be performed or to specific segments of the assessment for which the professional is responsible. The person may be an independent contractor or an employee of the user.

"EXISTING ENVIRONMENTAL
REPORT" shall mean that certain Phase I/II Environmental Site Assessment report dated February 29, 1996 of the Property by Nodarse Environmental Services, Inc. Project No. 96E-0148.

"HAZARDOUS SUBSTANCES"              shall mean all hazardous and toxic
                                    substances, wastes or materials, all
                                    pollutants or contaminants, asbestos, or other similar substances, and all raw materials containing such substances which are regulated under any Environmental Law, including, but not limited to, all petroleum based substances such as gasoline and oil based products. As such, reference to "Hazardous Substances" is not limited to substances which necessarily are "hazardous or toxic" but includes any substances regulated under any local, state or federal law whether or not those substances are "hazardous or toxic".

"LOAN DOCUMENTS"                    shall mean any and all documents whatsoever
                                    relating to the Loan including, but not
                                    limited to, any promissory or mortgage note evidencing the Loan and all Mortgage
                                    Documents.

"MORTGAGE DOCUMENTS"                shall mean all documents granting to the
                                    Mortgagee any lien, mortgage, security
                                    interest or other encumbrance of any nature whatsoever on the Property and includes, but is not limited to, any mortgage.

"PERMITTED USE"                     shall mean all lawful uses and purposes
                                    incidental to the ownership and operation of one or more passenger airlines, cargo airlines, and airline and aircraft operations, maintenance, refurbishment and support businesses.

"RELEASE"                           shall mean any spilling, leaking migrating,
                                    pumping, pouring, emitting, emptying,
                                    discharging, injecting, escaping, leaching, dumping, or disposing into the environment of any Hazardous Substances.

"REMEDIAL WORK"                     shall mean any work required under any
                                    Environmental Law, by any agreement, by any final judicial order, or by any final order of any governmental entity as it relates to the Property.

2. REPRESENTATIONS, WARRANTIES AND COVENANTS IN REGARD TO THE PROPERTY. Mortgagor hereby represents and warrants to and covenants with, the Mortgagee as follows:

         (a) That to the best of Mortgagor's knowledge after due inquiry and investigation, and except as expressly set forth in paragraph 3 below, and except as set forth in the Existing Environmental Report, none of the Property has ever been used by the Mortgagor or any of Mortgagor's predecessors in title, nor by anyone else (including, by way of illustration and not limitation, any tenants which may occupy any portion of the Property), to generate, manufacture, refine, transport, treat, store, handle or dispose of Hazardous Substances, nor have any Hazardous Substances ever been present on the Property, except in compliance with all applicable Environmental Laws.

         (b) That the Mortgagor has not received any notice, whether oral or written, of any Environmental Action, nor does the Mortgagor have any reason to believe that any Environmental Action is pending or threatened.

         (c) That the use and operation of the Property complies, and shall continue to comply, with all Environmental Laws.

         (d) Any Hazardous Substances located, stored, used and generated upon or at the Property shall be in full compliance with all applicable Environmental Laws, and shall be consistent with the Permitted Use.

         (e) That except as set forth in paragraph 8 below, the Property does not contain any underground or aboveground tanks storing Hazardous Substances.

The provisions of this paragraph, and the representations, and warranties and covenants contained herein, are absolute and unconditional and do not depend in any way whatsoever on any knowledge or notice which the Mortgagor may have with respect to the matters set forth in this paragraph. Thus, for example, even if the Mortgagor after due diligence and investigation is of the knowledge that there are no Hazardous Substances located on the Property, the provisions of this paragraph shall nevertheless obligate the Mortgagor hereunder if any Hazardous Substances are located at any time upon the Property, and the fact that the Mortgagor had no such knowledge shall not in any way whatsoever relieve the Mortgagor of any of its duties and obligations under this Agreement.

3. PERMITTED USE OF HAZARDOUS SUBSTANCES. The Property has previously been used, is currently being used, and will continue to be used for the Permitted Use. In that regard:

         (a) Said Permitted Use shall not be in violation of this Agreement provided that said Permitted Use is otherwise in full compliance with this Agreement and all Environmental Laws.

         (b) In any event, the provisions of paragraphs 2 above and 5 below shall continue to apply and, in that regard, the Mortgagor shall indemnify and hold the Mortgagee harmless in regard to said Permitted Use and the presence on the Property of any Hazardous Substances arising out of any Permitted Use.

4. ENVIRONMENTAL REPORT IN THE EVENT OF RELEASE OF HAZARDOUS SUBSTANCES. In the event the Mortgagee shall have reason to believe that there are environmental concerns with respect to the

Property or any Release has occurred in connection with or upon the Property, the Mortgagor shall, at the request of the Mortgagee, obtain at his own expense an Environmental Report under the following conditions:

         (a) The cost for the Report shall be paid for by the Mortgagor.

         (b) The Report may be required from time to time by the Mortgagee, and the fact that such a report has not been required from time to time by the Mortgagee shall not constitute a waiver as to the right of the Mortgagee hereunder to require that said Reports be furnished from time to time.

In the event said Report should disclose any Hazardous Substances located, treated, stored, disposed or released on the Property or if said Report should otherwise recommend any actions, including any Remedial Work, to be taken in regard to any Hazardous Substances, the Mortgagor shall promptly, at his expense, remove and/or respond to said Hazardous Substances and comply with such recommendations.

Should the Mortgagor fail to obtain such a Report within thirty (30) days after the Mortgagee's request, the Mortgagee shall have the right to retain an Environmental Professional to perform such a Report and the Environmental Professional retained by the Mortgagee shall have a right of access to the Property to perform such work as deemed necessary by the Environmental Professional to complete the Environmental Report, including, but not limited to, the collection of air, groundwater, surface water, sediment, soil and building material samples.

5. INDEMNIFICATION FOR HAZARDOUS SUBSTANCES. The Mortgagor does hereby indemnify and agree to hold the Mortgagee harmless from and against all claims, damages, expenses (including reasonable attorneys' fees), liabilities and all other obligations (including, without limitation, third party claims for personal injury or real or personal property damage) which the Mortgagee may incur or be exposed to as a result of any one or more of the following:

         (a) The breach of any representation, warranty, covenant, term or condition contained in this Agreement.

         (b) Any damages arising out of the Permitted Use as set forth above.

         (c) The breach by the Mortgagor of any of its obligations to furnish an Environmental Report as set forth above.

         (d) The presence, suspected presence, threat of release, release or suspected release of any Hazardous Substance in, on or into the air, soil, surface water, groundwater or soil vapor at, on, about, under, within or from the Property, or any portion thereof, including, without limitation, any Hazardous Substance identified by the Mortgagor or Mortgagee.

         (e) In the event the Mortgagor fails to undertake Remedial Work in accordance with this Agreement, any costs or expenses which may be incurred by the Mortgagee in performing Remedial Work in connection with removing any Hazardous Substances from the Property; provided, however, nothing contained in this Agreement or in any other Loan Document shall impose any duty or obligation whatsoever upon the Mortgagee to so clean up the Property.

         (f) Any Environmental Action connected in any way with the Property.

         (g) Any act of the Mortgagor, tenants, or other users of the Property, or their respective agents or employees, in arranging for transport, disposal or treatment, or arranging with a transporter for transport, disposal or treatment, of Hazardous Substances owned or possessed by Mortgagor by any other party or entity, at any facility or incineration vessel owned or operated by another party or entity and containing such or similar Hazardous Substances.

         (h) Any acts of the Mortgagor, tenants or other users of the Property, or their respective agents or employees, who accept or accepted any Hazardous Substances for transport to disposal or treatment facilities, incineration vessels or sites selected by Mortgagor from which there is a Release, or a threatened Release which causes the incurrence of remediation costs of a Hazardous Substance.

6. NOTICE OF ENVIRONMENTAL ACTION. If the Mortgagor receives any notice of:

         (a) The occurrence of any release on the Property, whether or not the same occurred in connection with the operations thereon of the Mortgagor, tenants or other users of the Property; or

         (b) Any Environmental Action,

then the Mortgagor immediately shall notify Mortgagee orally and immediately thereafter in writing of said Release or Action. In the event it is determined that any Remedial Work must be taken with regard to the presence, whether past, present or future, of any such Hazardous Substances on the Property, the Mortgagor covenants and agrees to take all such Remedial Work necessary to promptly bring the Property into compliance with all Environmental Laws, regardless of whether or not the Mortgagor caused said Release or Action.

7. REMEDIAL WORK. In the event any Remedial Work is required under any applicable federal, state or local law or regulation, including, but not limited to, any Release, by any final judicial order, or by any final order of governmental entity, or as required by any Environmental Report, the Mortgagor shall:

         (a) Perform or cause to be performed the Remedial Work all in compliance with all Environmental Laws.

         (b) Agrees that all Remedial Work shall be performed by one or more qualified consultants or contractors selected by the Mortgagor and approved in advance in writing by the Mortgagee.

         (c) Agrees that all costs and expenses of such Remedial Work shall be paid by the Mortgagor, including, without limitation, the charges of such consultants and contractors, the Mortgagee's reasonable attorney's and paralegal's fees and costs (which may, at the Mortgagee's option, include consultants and contractors hired by the Mortgagee to monitor the Remedial Work) incurred in connection with monitoring or review of such Remedial Work.

         (d) Agrees that in the event the Mortgagor shall fail to timely commence, or cause to be commenced, or fail to diligently prosecute to completion such Remedial Work, the Mortgagee may, but shall not be required to, cause such Remedial Work to be performed after providing written notice to the Mortgagor, and shall have the right to access to the Property for the Environmental Professional retained by Mortgagee to conduct such Remedial Work. All costs and expenses thereof, or incurred in connection therewith. All such costs and expenses shall be due and payable upon demand therefor by the Mortgagee, and shall be secured by the Mortgage Documents.

8. STORAGE TANKS. The Mortgagor represents and warrants that the Property currently does not contain any underground or above- ground tanks storing Hazardous Substances except:

         Four (4) 500-gallon diesel fuel above-ground storage tanks ("AST") associated with the emergency fire deluge pumps on the property, these ASTs being in secondary containment.

         Two (2) 10,000-gallon ASTs and one (1) 10,000-gallon underground storage tank associated with the existing floor drain collection system.

In regard to such tanks and any other tanks which may at any time be located upon the Property, the Mortgagor represents and warrants that:

         (a) The operation, use and maintenance of all such tanks used to store and disburse Hazardous Substances which are presently or in the future installed at the Property, shall in all respects comply with all Environmental Laws;

         (b) The Mortgagor will enroll in and will remain enrolled in the Florida Petroleum Liability Insurance and Restoration Program (if applicable); and

         (c) That said tanks will be operated and maintained in accordance with all Environmental Laws.

9. MORTGAGEE'S RESERVED RIGHTS. In the event of receipt of notice of Environmental Action, the Mortgagee shall have the right, but not the obligation (and without limitation of Mortgagee's rights under this Agreement) to enter onto the Property or to take such other actions as it shall deem necessary or advisable to clean up, remove, resolve or minimize the impact of, or otherwise deal with, any such Hazardous Substances or Environmental Action following receipt of any notice from amy person or entity having jurisdiction asserting the existence of any Hazardous Substances or an Environmental Action pertaining to the Property or any part thereof which, if true, could result in an order, suit or other action against the Mortgagor and/or which, in the Mortgagee's sole opinion, could jeopardize its security under the Mortgagee. All costs and expenses, including reasonable attorneys' fees, incurred by the Mortgagee in the exercise of any such rights shall be secured by the Mortgage Documents and shall be payable to the Mortgagee by the Mortgagor upon demand.

10. DEFAULT UNDER LOAN DOCUMENTS. The (i) breach of any representations, warranties or covenants contained in this Agreement, or (ii) failure of the Mortgagor to comply with any of the terms or conditions contained in this Agreement shall each be and constitute a default under each and all of the Loan Documents. In such event, the Mortgagee shall be entitled at its option to immediately accelerate and declare the Loan as being due and owing in full, and the Mortgagee shall be entitled to exercise any and all rights available to the Mortgagee under all Loan Documents and applicable law.

11. COSTS TO BE SECURED BY MORTGAGE DOCUMENTS. Any costs or expenses, including any reasonable fees due any attorneys or any Environmental Professional, which may be incurred by the Mortgagee under this Agreement, including, but not limited to, any costs incurred for any Environmental Report or Remedial Work, shall be secured by all the Mortgage Documents.

12. SURVIVAL OF AGREEMENT. This Agreement is separate and apart from each and every other Loan Document relating to the Loan, and the provisions of this Agreement and the obligations of the Mortgagor hereunder, shall survive (i) the payment of the Loan, (ii) any action which the Mortgagee may take in regard to the Property such as, but not limited to, the foreclosure action or any acceptance by Mortgagee of any deed in lieu of foreclosure (provided, however, nothing contained herein shall obligate the Mortgagee to accept any deed of lieu of foreclosure), and (iii) any other term or provisions of the Loan.

13. JOINT AND SEVERAL LIABILITY. In the event the Mortgagor is more than one, the obligations of all such persons under this Agreement shall be joint and several.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date and year first above written.

Signed and delivered                        AirTran Airways, Inc.
in the presence of:

/s/ Peter J. Fides, II                      By: /s/ M. B. Rinder
---------------------------                    ------------------------------
(Signature of Witness)                      Title: Vice President Finance and
                                                  ---------------------------
Peter J. Fides, II                                 Chief Financial Officer
---------------------------
(Print Name of Witness)

/s/ Shirley Bruening
---------------------------
(Signature of Witness)

Shirley Bruening
---------------------------
(Print Name of Witness)

As to the "Mortgagor"



                                            ValuJet, Inc.

                                            By: /s/ Stephen C. Nevin
---------------------------                    -----------------------------
(Signature of Witness)
                                            Title:
---------------------------                       --------------------------
(Print Name of Witness)

---------------------------
(Signature of Witness)

---------------------------
(Print Name of Witness)

As to the "Mortgagee"

STATE OF FLORIDA
COUNTY OF ORANGE

The foregoing instrument was acknowledged before me this 8th day of September, 1997, by Mark Rinder as Vice President Finance and Chief Financial Officer of AirTran Airways, Inc., a Delaware corporation, on behalf of the corporation.

                                        /s/ Peter J. Fides, II
                                        ------------------------------
                                        Signature of Notary Public
                                        State of Florida

Peter J. Fides, II                      ------------------------------
My commission CC569828                  Print, type or stamp
Expires July 16, 2000                   commissioned name of Notary
                                        Personally known X or
                                        Produced Identification ___
                                        Type of Identification
                                        Produced: _____________


                                                 (Notarial Seal)


STATE OF GA
COUNTY OF CLAYTON

The foregoing instrument was acknowledged before me this 5th day of September, 1997, by __________________, as ____________ of ValuJet, Inc.,
a Nevada corporation, on behalf of the corporation.

                                        /s/ Leslie A. Head
                                        -------------------------------------
                                        Signature of Notary Public
                                        State of Georgia
                                        Notary Public, Fulton County, Georgia
                                        -------------------------------------
                                        My commission expires June 21, 1999
                                        Print, type or stamp
                                        commissioned name of Notary
                                        Personally known ___ or
                                        Produced Identification ___
                                        Type of Identification
                                        Produced: _____________


                                                 (Notarial Seal)

                             JOINDER BY CO-BORROWER

The undersigned, being the Co-Borrower under the Loan, does hereby absolutely and unconditionally agree to be bound by the obligations of the Mortgagor under this Environmental Indemnification Agreement and to guaranty payment and performance of same. The obligation of the undersigned Co-Borrower shall, as set forth above, survive any repayment of the Loan, and this obligation may not be canceled in any way whatsoever by the Co-Borrower.

Dated this 8th day of September, 1997.


Signed and delivered                        Airways Corporation
in the presence of:

/s/ Peter J. Fides, II                      By: /s/ M. B. Rinder
---------------------------                    ------------------------------
(Signature of Witness)
                                            Title: Vice President, Finance
Peter J. Fides, II                                ---------------------------
---------------------------                       and Chief Financial Officer
(Print Name of Witness)

/s/ Shirley Bruening
---------------------------
(Signature of Witness)

Shirley Bruening
---------------------------
(Print Name of Witness)

As to the "Co-Borrower"


STATE OF FLORIDA
COUNTY OF ORANGE

The foregoing instrument was acknowledged before me this 8th day of September, 1997, by Mark Rinder as VP Finance & CFO Airways Corporation, a Delaware corporation on behalf of the corporation.

                                            /s/ Peter J. Fides, II
                                            ------------------------------
                                            Signature of Notary Public
                                            State of Florida

Peter J. Fides, II                          ------------------------------
My commission CC569828                      Print, type or stamp
Expires July 16, 2000                       commissioned name of Notary
                                            Personally known X or
                                            Produced Identification ___
                                            Type of Identification
                                            Produced: _____________

                                                     (Notarial Seal)

                                   EXHIBIT "A"

                          LEGAL DESCRIPTION OF PROPERTY


         A part of Section 8, Township 24 South, Range 30 East, Orange County, Florida, being more particularly described as follows:

         Commence at the Southeast corner of said Section 8, Township 24 South, Range 30 East, (Bearings are based on the Florida Coordinate System, East Zone); thence North 89 (degree) 22'42" West along the South line of said Section 8 for
986.48 feet; thence North 00 (degree) 25'23" West for 1108.89 feet to a line being 150.00 feet Southeasterly of and parallel with the centerline of Taxiway No. 2; thence South, 54 (degree) 38'04" West along said line for 121.99 feet to the Point of Beginning; thence continue South 54 (degree) 38'04" West along said line for 774.06 feet; thence South 35 (degree) 21'56" East foR 660.00 feet; thence North 54 (degree) 38'04" East for 312.91 feet; thencE North 00 (degree) 25'23" West for 805.14 feet to the Point of Beginning.

         AND that certain parcel more particularly described as follows:

         Commence at the Southeast corner of Section 8, Township 24 South, Range 30 East, Orange County, Florida (bearings are based on the Florida Coordinate System, East Zone); thence North 89 (degree) 22'42" West along the South line of said Section 8 for 986.48 feet; thence North 00 (degree) 25'23" West for 1108.89 feet to line being 150.00 feet Southeasterly of and parallel with the centerline of Taxiway No. 2; thence South 54 (degree) 38'04" West for 121.99 feet; thence South 00 (degree) 25'23" East along said line for 686.73 feet to the Point of Beginning, thence continue North 55 (degree) 00'19" East along said line for
91.00 feet; thence North 34 (degree) 59'41" West for 19 feet; thence North 55 (degree) 00'19" East for 85 feet; thence South 34 (degree) 59'41" East for 25 feet; thence' North 55 (degree) 00'19" East For 55 feet; thence South 34 (degree) 59'41" East for 42 feet; thence South 55 (degree) 00'19" West for 55 feet; thence South 34 (degree) 59'41" East FOr 25 feet; thence South 55 (degree) 00'19" West for 45 feet; thence North 88 (degree) 07'29" West for 50 feet; thence North 34 (degree) 59'41" West For 23 feet; thence South 55 (degree) 00'19" West for 104.78 feet; thence North 00 (degree) 25'23" West for 24.29 feet to the Point of Beginning.

                        [GREENBERG TRAURIG LETTERHEAD]

Julie L. Fisher, Paralegal
Direct Line: (407) 418-2381



                              September 24, 1997


VIA CERTIFIED MAIL -
RETURN RECEIPT REQUESTED
------------------------

Mr. Mark B. Rinder
Vice President, Finance & Chief Financial Officer
AIRTRAN AIRWAYS, INC.
6280 Hazeltine National Drive, Suite 1100
Orlando, Florida  32822

     Re: AIRTRAN AIRWAYS, INC. AND AIRWAYS CORPORATION LOAN FROM VALUJET, INC.

Dear Mr. Rinder:

     Enclosed for your safekeeping are the following documents and/or items in connection with the captioned transaction:

     1. Original Satisfaction of Mortgage and Release of Other Documents recorded on September 9, 1997, in Official Records Book 5323, Page 4615, Public Records of Orange County, Florida;

     2. Original acknowledgment copy of the UCC-3 Termination filed with the Florida Secretary of State on September 11, 1997, under File
          No. 970000205255--9;

     3.   Original Loan Agreement;

     4. Original Payoff Letter from SunTrust Bank, Central Florida, N.A., acknowledging payment in full of Loan No. 0104855966-18 in the amount of $1,553,272.23;

     5.   Original Environmental Indemnification Agreement; and

     6.   Closing Binder containing photocopies of all closing documents.

          Please call if you should have any questions.


                                        Sincerely,



                                        GREENBERG TRAURIG

                                        /s/ Julie L. Fisher
                                        ----------------------
                                        Julie L. Fisher
                                        Paralegal


enclosures
cc:  Ms. Ovaline Hatcher (w/o encls. via U.S. Mail)

GREENBERG TRAURIG                                    Orange Co. FL 1997-0326873
111 North Orange Avenue                              090997   03:13:53pm
20th Floor                                           OR Bk 5323 Pg 4613
Orlando, FL  32801                                                Rec 10.50


THIS DOCUMENT PREPARED BY:
Peter J. Fides, II, Esquire
GREENBERG TRAURIG HOFFMAN
LIPOFF ROSEN & QUENTEL, P.A.
111 North Orange Avenue
Suite 2050
Orlando, Florida  32801

            SATISFACTION OF MORTGAGE AND RELEASE OF OTHER DOCUMENTS


         KNOW ALL MEN BY THESE PRESENTS, that SUNTRUST BANK, CENTRAL FLORIDA, NATIONAL ASSOCIATION, the owner and holder of those certain loan documents recorded in the Official Records of Orange County, Florida, more particularly described as follows:

         1. Leasehold Mortgage and Security Agreement executed by AIRTRAN AIRWAYS, INC., a Delaware corporation, in favor of SUNTRUST BANK, CENTRAL FLORIDA, NATIONAL ASSOCIATION, recorded March 18, 1996, in Official Records Book 5028, Page 1158; modified by Mortgage Modification recorded June 27, 1997 in Official Records Book 5281, Page 4665, of the Public Records of Orange County, Florida.

         2. Financing Statement (Form UCC-1) reflecting AIRTRAN AIRWAYS, INC., a Delaware corporation, as DEBTOR, and SUNTRUST BANK, CENTRAL FLORIDA, NATIONAL ASSOCIATION, as SECURED PARTY, recorded March 18, 1996, in Official Records Book 5028, Page 1179, of the Public Records of Orange County, Florida.

         3. Unrecorded Letter of Credit Facility Agreement dated March 7, 1996, executed by AirTran Airways, Inc. and Airways Corporation in favor of SunTrust Bank, Central Florida, National Association.

         4. Unrecorded Security Agreement dated March 7, 1996, executed by AirTran Airways, Inc. and Airways Corporation in favor of SunTrust Bank, Central Florida, National Association.

which loan documents encumber the property as described therein, does hereby acknowledge full payment and satisfaction of said Mortgage, and all indebtedness secured thereby, including, but not limited to, that certain Promissory Note in the original principal amount of $2,000,000.00, and surrender the same as canceled, and does hereby authorize and direct the Clerk of the Circuit Court of Orange County, Florida to cancel said Mortgage and UCC-1 Financing Statement of record.

         IN WITNESS WHEREOF, the undersigned has caused these presents to be executed in its corporate name by its officers thereunto duly authorized and its corporate seal to be hereunto affixed this 5th day of September, 1997.


Signed, sealed and delivered                   SUNTRUST BANK, CENTRAL FLORIDA,
in the presence of:                            NATIONAL ASSOCIATION

/s/ Ellen Vendegerghe                          By:/s/ W. John Wendler
---------------------------------                 -----------------------------
Print Name: Ellen Vandegerghe                  Name: W. John Wendler
           ----------------------                   ---------------------------
/s/ Mary E. Torres-Ramos                       Title: First Vice President
---------------------------------                    --------------------------
Print Name: Mary E. Torres-Ramos               200 South Orange Avenue
           ----------------------              Orlando, Florida  32801

                                                        OR Bk 5323 Pg 4616
                                                        Orange Co FL 1997-????

                                                Recorded-Martha D. Haynie



STATE OF FLORIDA
COUNTY OF ORANGE

         The foregoing instrument was acknowledged before me this 5th day of September, 1997, by W. John Wendler, as Vice President of SUNTRUST BANK, CENTRAL FLORIDA, NATIONAL ASSOCIATION, a national banking association, on behalf of said association. He/she is personally known to me (X) or has produced ___________________________ as identification.

                                      /s/ M.E. Torres
                                      ------------------------------------
                                      NOTARY PUBLIC
                                      Print Name: Mary E. Torres
                                                 -------------------------
                                      My Commission Expires:

                                      [SEAL]

                                      MARY E. TORRES
                                      My Commission CC383030
                                      Expires Apr. 01, 1998
                                      Bonded by ANB
                                      800-852-5878

                                                    STATE OF FLORIDA
UNIFORM COMMERCIAL CODE                           STATEMENT OF CHANGE                                        FORM UCC-3 (REV. 1993)
This Statement of Change is presented to a filing officer pursuant to the Uniform Commercial Code:
1.  DEBTOR (LAST NAME FIRST IF AN INDIVIDUAL)                                              1a. DATE OF BIRTH OR FEI#
    AirTran Airways, Inc.
___________________________________________________________________________________________________________________________________
1b. MAILING ADDRESS                                  1c. CITY, STATE                                              1d. ZIP CODE
    6280 Hazeltine National Drive                        Orlando, Florida                                             32822
___________________________________________________________________________________________________________________________________
2.  ADDITIONAL DEBTOR OR TRADE NAME (LAST NAME FIRST IF AN INDIVIDUAL)                     2a. DATE OF BIRTH OR FEI#
    Airways Corporation
___________________________________________________________________________________________________________________________________
2b. MAILING ADDRESS                                  2c. CITY, STATE                                              2d. ZIP CODE
    6280 Hazeltine National Drive                        Orlando, Florida                                             32822
___________________________________________________________________________________________________________________________________
3.  SECURED PARTY (LAST NAME FIRST IF AN INDIVIDUAL)
    SunTrust Bank, Central Florida, National Association

___________________________________________________________________________________________________________________________________
3a. MAILING ADDRESS                                  3b. CITY, STATE                                              3c. ZIP CODE
    Post Office Box 2806                                 Orlando, Florida                                             32802-2806

___________________________________________________________________________________________________________________________________
4.  ADDITIONAL SECURED PARTY (LAST NAME FIRST IF AN INDIVIDUAL)

___________________________________________________________________________________________________________________________________
4a. MAILING ADDRESS                                  4b. CITY, STATE                                              4c. ZIP CODE

___________________________________________________________________________________________________________________________________

5.  THIS STATEMENT REFERS TO ORIGINAL FINANCING STATEMENT BEARING FILE NUMBER:  960000049779 filed on 3/12/96

6.
  A. [ ] Continuation -       The original Financing Statement between the Debtor and Secured Party bearing the file number shown above is continued.

  B. [ ] Release -            The Secured Party releases the collateral described in Block 7 below from the Financing Statement bearing the file number shown above.  RELEASE DOES NOT TERMINATE LIEN AGAINST DEBTOR.

  C. [ ] Full Assignment -    All of the Secured Party's rights under the Financing Statement have been assigned to the assignee whose name and address is shown in Block 7 below.

  D. [ ] Partial Assignment - Some of Secured Party's rights under the Financing Statement have been assigned to the assignee whose name and address is shown in Block 7.  A description of the collateral subject to the assignment is also shown in Block 7.

  E. [ ] Amendment -          The Financing Statement bearing the file number shown above is amended as set forth in Block 7.  (See instructions for signature requirements.)

  F. [ ] Termination -        The Secured Party no longer claims an interest under the Financing Statement bearing the file number shown above.

  G. [ ] Other -              ______________________________________________________________________________________________________



___________________________________________________________________________________________________________________________________
7. DESCRIPTION OF COLLATERAL RELEASED OR ASSIGNED, ASSIGNEE NAME AND ADDRESS, OR AMENDMENT.  USE ADDITIONAL SHEET(S) IF NECESSARY.






                                                                     ______________________________________________________________
                                                                                    THIS SPACE FOR USE OF FILING OFFICER


8.  SIGNATURE(S) OF DEBTOR(S): (ONLY IF AMENDMENT - SEE INSTRUCTIONS)

____________________________________________________________________

____________________________________________________________________

9.  SIGNATURE(S) OF SECURED PARTY(IES):
    SunTrust Bank, Central Florida, National Association
____________________________________________________________________

    By: /s/ W. John Wendler
____________________________________________________________________
    Print Name:  W. John Wendler  Title:  FVP
____________________________________________________________________

10. NUMBER OF ADDITIONAL SHEETS PRESENTED _______________
____________________________________________________________________
11. RETURN COPY TO:

Name                     Peter J. Fides, Esq.

Address                  Greenberg Traurig
                         111 N. Orange Ave.
Address                  Suite 2050

City, State, Zip         Orlando, FL  32801
___________________________________________________________________________________________________________________________________
  ACKNOWLEDGEMENT COPY               STANDARD FORM - FORM UCC-3                    Approved by Secretary of State, State of Florida

                                 INSTRUCTIONS


1.      Please type this form using black typewriter ribbon.

2. If the space provided for any item is inadequate, please use additional 8 1/2" x 11" sheets. Be sure to indicate the total number of attached pages in Block 10. There is an additional fee for attached pages.

3. Processing fees are set by the Florida Legislature, are non-refundable and are subject to change. To verify processing fees contact the Department of State, UCC Filing Section at (904) 487-6055. Make checks payable to the Department of State.

4. Send the two-part form to the Department of State at the following address:

               1ST CLASS MAIL:                 OVERNIGHT COURIER SERVICE:
               ---------------                 --------------------------
               Florida Department of State     Florida Department of State
               UCC Filing Section              UCC Filing Section
               P.O. Box 5588                   409 E. Gaines Street
               Tallahassee, FL 32314           Tallahassee, FL 32399

5. All fees submitted for filing UCC documents are processing fees and are non-refundable in accordance with s.15.091, F.S.

6. The acknowledgment copy will be stamped with the date, time and place of filing and show the filing number assigned to the UCC-3 document. It will be returned to the address indicated in Block 11. A self addressed envelope may be sent for the return of the acknowledgment copy.

BLOCKS 1-2:   Enter the Debtor business or personal name (as it was
              originally filed or subsequently amended), mailing address, city, state, and zip code in Blocks 1-2. Include date of birth of FEI number in the appropriate space. Disclosure of date of birth or FEI number is optional for filing of this statement. It will be used to correctly identify individuals with same or similar names.


BLOCKS 3-4:  Enter the Secured Party business or personal name (as it was originally filed or subsequently amended), mailing address, city, state, and zip code in Blocks 3-4. If Secured Party has previously assigned its interest in the collateral to an assignee, enter the assignee's name and address in Block 3.

BLOCK 5: Enter the filing information relating to the original UCC-1 Financing Statement in the space provided. Please be sure the original file number and date are entered correctly.

BLOCK 6.:    Mark the appropriate Block A through G to indicate the change to be made to the original Financing Statement.

   (A) CONTINUATION - A continuation statement may be filed by the Secured Party or assignee of the Secured Party within six months prior to expiration. The effectiveness of the original financing statement is continued for 5 years from the original date filed and in 5 year increments thereof. The Secured Party of record must sign at Block 9.

   (B) RELEASE - When a release of collateral is filed, whether full or partial, a statement of the collateral being released must be shown in Block 7. A full release of collateral does not terminate the filing. The Secured Party of record must sign at Block 9.

   (C) FULL ASSIGNMENT - Indicate in Block 7 the full name and address of the party the assignment is made to. It is not necessary to list the collateral to be assigned. The Secured Party of record must sign at Block 9.

   (D) PARTIAL ASSIGNMENT - Indicate in Block 7 the full name and address of the party the partial assignment is made to A statement listing the specific collateral being assigned must be entered in Block 7. The Secured Party of record must sign at Block 9.

   (E) AMENDMENT - List in Block 7 the statement of amendment. If the amendment changes only the name of the Secured Party or the required address of either the Secured Party or the Debtor, the UCC-3 need only be signed by the Secured Party of record. All other amendments must be signed by both the Debtor and Secured Party in Blocks 8 and 9.

   (F) TERMINATION - A statement of termination ends the total security interest claims on the UCC-1. The fee for a termination of a UCC-1 filed on or after October 1, 1992, was paid for when the UCC-1 was filed. Current fees apply to termination statements filed on UCC-1's which were filed prior to October 1, 1992. If Financing Statement has been partially assigned, do not terminate lien until all Secured Parties no longer claim an interest in any of the collateral. All Secured Parties must sign in Block 9.

   (G)  Use this space for filing types not covered in A through F.

BLOCK 7: Use this space to indicate collateral being assigned or released, for the name of the assignee, or any amendment information. If additional sheets are needed, use 8 1/2" x 11" sheets of paper. There is an additional charge for attached pages.

BLOCK 8: Debtor must sign if Block 6(E) was checked off unless amendment changes only the name of the Secured Party or the address of either the Secured Party or Debtor.

BLOCK 9:   Secured Party of record must sign at Block 9.

BLOCK 10:  Enter the number of additional pages attached to the UCC-3 form.  If
           Secured Party wants a copy of the attached pages returned with the acknowledgment copy, a duplicate set of attachments must be submitted and marked "copy."

BLOCK 11:  Enter the name and complete address of the party to whom the filed acknowledgement copy is to be returned.

       NOTE: IF USING THIS FORM TO FILE WITH A FLORIDA CLERK'S OFFICE, CHECK WITH THE APPROPRIATE OFFICE FOR FEE AND FILING INFORMATION.